DEFINED ASSET FUNDSSM
--------------------------------------------------------------------------------


EQUITY INVESTOR FUND          The objective of these Defined Portfolios is total
SELECT TEN PORTFOLIO          return through a combination of capital
INTERNATIONAL SERIES          appreciation and current dividend income.
UNITED KINGDOM                The common stocks in the United Kingdom Portfolio
PORTFOLIO 1998B               were selected by following a strategy that invests
HONG KONG                     for a period of about one year in the ten common
PORTFOLIO 1998C               stocks in the Financial Times Industrial Ordinary
JAPAN PORTFOLIO 1998B         Share Index (the FT Index) having the highest
(UNIT INVESTMENT TRUSTS)      dividend yields two business days prior to the
------------------------------date of this Prospectus.
/ / DESIGNED FOR TOTAL RETURN The common stocks in the Hong Kong Portfolio were / / DEFINED PORTFOLIOS OF 10 selected by following a strategy that invests for
    HIGHEST DIVIDEND YIELDING a period of about one year in the ten common
    INDEX STOCKS              stocks in the Hang Seng Index having the highest
/ / DIVIDEND INCOME           dividend yields two business days prior to the
                              date of this Prospectus.
                              The common stocks in the Japan Portfolio were selected by following a strategy that invests for a period of about one year in the ten common stocks in the Nikkei 225 Index having the highest dividend yields four business days prior to the date of this Prospectus.
                              The Portfolios, especially the Hong Kong and Japan
                              Portfolios, may be considered speculative and therefore they may be appropriate only for those investors able and willing to assume higher price risk and volatility and currency fluctuations. The
                              Portfolios should be considered as vehicles for investing a portion of your assets in foreign securities and not as a complete equity investment program. The value of units will fluctuate with the value of the common stocks in the applicable
                              Portfolio and with currency fluctuations and no assurance can be given that dividends will be paid or that the units will appreciate in value.
                              Unless otherwise indicated, all amounts herein are stated in U.S. dollars computed on the basis of the exchange rate for British pounds sterling, Hong Kong dollars or Japanese yen, as applicable, on May 29, 1998.
                              An investor may invest in Units of one or more
                              Portfolios.
                              Minimum purchase: $250 per Portfolio.



                               -------------------------------------------------
                               THESE SECURITIES HAVE NOT BEEN APPROVED OR
                               DISAPPROVED BY THE SECURITIES AND EXCHANGE
                               COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
                               HAS THE COMMISSION OR ANY STATE SECURITIES
                               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
SPONSORS:                      OF THIS DOCUMENT. ANY REPRESENTATION TO THE
Merrill Lynch,                 CONTRARY IS A CRIMINAL OFFENSE.
Pierce, Fenner & Smith         Inquiries should be directed to the Trustees
Incorporated                   listed on the back cover of this prospectus.
Smith Barney Inc.              Prospectus dated May 29, 1998.
PaineWebber Incorporated       INVESTORS SHOULD READ THIS PROSPECTUS CAREFULLY
Dean Witter Reynolds Inc.      AND RETAIN IT FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------

Def ined Asset FundsSM
Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $115 billion sponsored in the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. The portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.

Defined Asset Funds offer several defined 'distinctives'. You know in advance what you are investing in and that changes in the portfolio are limited - a defined portfolio. Most defined bond funds pay interest monthly - defined income. The portfolio offers a convenient and simple way to invest - simplicity defined.

Your financial professional can help you select a Defined Asset Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. The Defined Asset Funds family offers:

  o Municipal bond portfolios
o Corporate bond portfolios
o Government bond portfolios
o Equity portfolios
o International bond and equity portfolios

The terms of Defined Funds are as short as one year or as long as 30 years. Special defined bond funds are available including: insured funds, double and triple tax-free funds and funds with 'laddered maturities' to help protect against changing interest rates. Defined Asset Funds are offered by prospectus only.
---------------------------------------------------
Defining the Strategy
---------------------------------------------------

The Select Ten Portfolios follow a simple, time-tested Strategy: buy approximately equal amounts of the ten highest dividend-yielding common stocks (Strategy Stocks) of the Financial Times Industrial Ordinary Share Index, the Hang Seng Index or Nikkei 225 Index* and hold them for about one year. At the end of the year, each Portfolio will be liquidated and the Strategy reapplied to that Index to select a new portfolio. As of two business days prior to the initial date of deposit, Select Ten Portfolios hold approximately $941 million of the International Strategy Stocks. Each Select Ten Portfolio is designed to be part of a longer term strategy and investors are advised to follow the Strategy for at least three to five years. So long as the Sponsors continue to offer new portfolios, investors will have the option to reinvest into a new portfolio each year at a reduced sales charge. The Sponsors reserve the right not to offer new portfolios.

---------
* The publishers of these Indexes are not affiliated with the Sponsors, have not participated in any way in the creation of the Portfolios or in the selection of stocks included in the Portfolios and have not reviewed or approved any information included in this Prospectus.

The Strategy provides a disciplined approach to investing based on a buy and hold philosophy, which ignores market timing and investment research and rejects active management. The Sponsors anticipate that each Portfolio will remain unchanged over its one-year life despite any adverse developments concerning an issuer, an industry or the economy or a stock market generally.
---------------------------------------------------
Defining Your Risks
---------------------------------------------------

The Strategy Stocks, as the 10 highest dividend yielding stocks in the related Index, generally share attributes that have caused them to have lower prices or higher yields relative to the other stocks in those Indexes. The Strategy Stocks may, for example, be experiencing financial difficulty, or be out of favor in the market because of weak performance, poor earnings forecasts or negative publicity; or they may be reacting to general market cycles. The Strategy is therefore contrarian in nature. The Strategy Stocks are chosen solely by application of the Strategy to determine the highest-yielding Index stocks. For these purposes the Sponsors may consider issuer announcements of proposed dividend reductions to eliminate stocks that have higher historic dividends. The Portfolios do not reflect any investment recommendations of the Sponsors and one or more of the stocks in a Portfolio may, from time to time, be subject to sell recommendations from one or more of the Sponsors.

Hong Kong reverted to the sovereignty of The People's Republic of China ('China') on July 1, 1997. The Sponsors are unable to predict the level of market liquidity or volatility which may prevail subsequent to the handover. While China has committed to preserve for 50 years the economic and social freedoms currently enjoyed in Hong Kong, there can be no assurance that China will abide by its commitment. (See Risk Factors in Part B.)

The Portfolios are not appropriate investments for those who are not comfortable with the Strategy. They may not be appropriate for investors seeking either preservation of capital or high current income, nor would they be appropriate for investors unable or unwilling to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international equities trading in non-U.S. currencies. The Portfolios should be considered as vehicles for investing a portion of an investor's assets in foreign securities and not as a complete equity investment program.

There can be no assurance that the market factors that caused the relatively low prices and high yields of the Strategy Stocks will change, that any negative conditions adversely affecting the stock price will not deteriorate, that the dividend rates on the Strategy Stocks will be maintained or that share prices will not decline further during the life of a Portfolio, or that the Strategy Stocks will continue to be included in the related Index. Investors should note that the composition of the related Indexes may change with greater frequency than comparable United States stock indexes and that a Strategy Stock which is deleted from the related Index or delisted from the related stock exchange may suffer a significant decrease in liquidity or price deterioration.

Unit price fluctuates with the value of a Portfolio, and the value of a Portfolio could be affected by changes in the financial condition of the issuers, changes in the various industries represented in the Portfolios, movements in stock prices generally and in currency exchange rates, the impact of purchase and sale of securities for a Portfolio (especially during the primary offering period of units and during the rollover period) and other factors. Also, the return on an investment in a Portfolio will be lower than the hypothetical returns on Strategy Stocks because the Portfolio has sales charges, brokerage commissions and expenses, purchases Strategy Stocks at different prices and is not fully invested at all times and because of other factors described under Performance Information.

Unlike mutual funds, the Portfolios are not actively managed and the Sponsors receive no management fee. The adverse financial condition of an issuer or any market movement in the price of a security will not require the sale of securities from a Portfolio. Although the Sponsors may instruct the Trustee to sell securities under certain limited circumstances, given the investment philosophy of the Portfolios, the Sponsors are not likely to do so. The Portfolios may continue to purchase or hold securities originally selected even though the market value and yields on the securities may have changed or the securities may no longer be included in the related Index.

---------------------------------------------------
Defining Your Investment
---------------------------------------------------

PUBLIC OFFERING PRICE PER 1,000 UNITS                                  $1,000.00

The Public Offering Price as of May 29, 1998 is based on the aggregate value of the underlying securities and any cash held to purchase securities, divided by the number of units outstanding times 1,000, plus the initial sales charge. The Public Offering Price on any subsequent date will vary. The underlying securities are valued by the Trustee on every business day on the basis of their closing sale prices (11:30 a.m. New York Time for the London Stock Exchange, 3:30 a.m. New York time for the Hong Kong Stock Exchange and 1:00 a.m. New York Time for the Tokyo Stock Exchange).

ROLLOVER OPTION

When these Select Ten International Portfolios are about to terminate, you may have the option to roll your proceeds into the next portfolio of the then current Strategy Stocks. If you hold your Units with one of the Sponsors and notify your financial adviser by June 4, 1999, your units will be redeemed and certain distributed securities plus the proceeds from the sale of the remaining distributed securities will be reinvested in units of a new United Kingdom, Hong Kong or Japan Portfolio. If you decide not to roll over your proceeds, you will receive a cash distribution (or, if you so elect, an in-kind distribution) after the Fund terminates. Of course you can sell or redeem your Units at any time prior to termination.

REINVESTMENT OPTION

You can elect to automatically reinvest your distributions into additional units of a Portfolio subject only to the deferred sales charge remaining at the time of reinvestment. Reinvesting helps to compound your income for a greater total return.

TAXES

In the opinion of counsel, for U.S. tax purposes, you will be considered to have received all the dividends paid on your pro rata portion of each security in a Portfolio when those dividends are received (or deemed to be received) by the Portfolio, even though the dividend payments may be subject to withholding taxes or may be used to pay expenses of the Portfolio and regardless of whether you reinvest your dividends in the Portfolio. (See U.S. Taxation in Part B.)

TAX BASIS REPORTING

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and the charge for organizational expenses. In addition, the annual statement and the relevant tax reporting forms you receive at year-end will be based upon the amount paid to you (net of the deferred sales charge and the charge for organizational expenses). Accordingly, you should not increase your basis in your units by the deferred sales charge or the charge for organizational expenses. (See U.S. Taxation in Part B.)

TERMINATION DATE
The Portfolios will terminate by July 9, 1999. The final distribution will be made within a reasonable time afterward. A Portfolio may be terminated earlier if its value is less than 40% of the value of the securities when deposited.

SPONSORS' PROFIT OR LOSS

The Sponsors' profit or loss from the Portfolios will include applicable sales charges, fluctuations in the Public Offering Price or secondary market price of units and a gain or loss on the initial and subsequent deposits of securities (see Defined Portfolios; Sponsors' and Underwriters' Profits in Part B).
---------------------------------------------------
Defining Your Costs
---------------------------------------------------

SALES CHARGES

First-time investors pay a maximum sales charge of 2.75% of the offering price, of which $17.50 per 1,000 units is deferred. For example, on a $1,000 investment, 2.75% less $17.50 (or about 1%) is deducted when they buy and the remaining $990 is invested in the Strategy Stocks. The initial sales charge is reduced on purchases of $50,000 or more, as described in Part B. In addition, a deferred sales charge of $1.75 per 1,000 units will be deducted from a Portfolio's net asset value monthly beginning August 1, 1998 and thereafter on the first of each month through May 1, 1999 ($17.50 total). This deferred method of payment keeps more of your money invested over a longer period of time. If you roll the proceeds of your investment into a new portfolio, you will not be subject to the 1% initial charge, just the $17.50 deferred fee.

Although this is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay.


                            As a %
                          of Initial
                            Public
                           Offering     Amount per
                             Price      1,000 Units
                          -----------   -----------
Initial Sales Charge             1.000% $      10.00
Deferred Sales Charge
 per Year                        1.750%        17.50
                          -----------   -----------
Maximum Sales Charge             2.750% $      27.50
                          -----------   -----------
                          -----------   -----------
Sales Charge Imposed
 Per Year on Reinvested
 Dividends
  United Kingdom and
   Hong Kong Portfolios          0.875% $       8.75
  Japan Portfolio                0.175% $       1.75


Estimated Operating Expenses and the cumulative costs are provided below for each Portfolio.

REDEEMING OR SELLING YOUR INVESTMENT

You may sell or redeem your units at any time prior to the termination of a Portfolio. Your price will be based on the then current net asset value. The redemption and secondary market repurchase price as of May 29, 1998 was $972.50 per 1,000 units ($27.50 per 1,000 units less than the Public Offering Price). This price reflects deductions of the deferred sales charge which declines over the last ten months of a Portfolio ($17.50 initially). If you sell your units before the termination of the Portfolio, you will pay the remaining balance of the deferred sales charge. In addition, after the initial offering period, the repurchase and cash redemption prices for units will be further reduced to reflect the estimated costs of liquidating securities to meet the redemption. If you reinvest in a new Portfolio, you will pay your share of any brokerage commissions on the sale of underlying securities when your units are liquidated during the rollover.

---------------------------------------------------
Defining Your United Kingdom Portfolio
---------------------------------------------------

Based upon the principal business of each issuer and current market values, the following industries are represented in the Portfolio:

                                   APPROXIMATE
                               PORTFOLIO PERCENTAGE

/ / Banks                               10%
/ / Building & Construction             10
/ / Chemicals                           10
/ / Conglomerate                        10
/ / Insurance                           10
/ / Music Recording & Retailing         10
/ / Sugar                               10
/ / Transportation/Marine               10
/ / Utilities/Electric                  10
/ / Wines/Spirits                       10

The United Kingdom Portfolio is not considered to be concentrated in any particular industry, and all of the stocks represent United Kingdom issuers.

U.K. TAXES

The Portfolio will report as gross income each investor's pro rata share of dividends earned by the Portfolio grossed-up to reflect the payment of certain U.K. taxes by the relevant U.K. company. The U.K Inland Revenue have approved a special procedure under which the Trustee may claim a refund of a portion of such U.K. taxes under the U.S.-U.K. Treaty on behalf of investors. (See United Kingdom Taxation in Part B.)

ESTIMATED ANNUAL OPERATING EXPENSES


                           AS A % OF    AMOUNT PER
                          NET ASSETS    1,000 UNITS
                          -----------   -----------
Trustee's Fee                     .086% $       0.85
Portfolio Supervision,
  Bookkeeping and
  Administrative Fees             .045          0.45
Organizational Expenses           .130          1.29
Other Operating
  Expenses                        .066          0.65
                          -----------   -----------
TOTAL                             .327% $       3.24


The Portfolio (and therefore the investors) will bear all or a portion of its organizational costs--including costs of preparing the registration statement, the trust indenture and other closing documents, registering units with the SEC and the states and the initial audit of the Portfolio--as is common for mutual funds.

These estimates do not include the costs of purchasing and selling the underlying Strategy Stocks.

COSTS OVER TIME

You would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on the investment throughout the indicated periods and redemption at the end of the period:


1 Year   3 Years   5 Years   10 Years
 $31       $75      $122       $250


Although the Portfolio has a term of only one year and is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees, assuming the principal amount and distributions are rolled over each year into a new Series subject only to the deferred sales charge and fund expenses.

This example assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations applicable to mutual funds. For purposes of the example, the deferred sales charge imposed on reinvestment of dividends is not reflected until the year following payment of the dividend; the cumulative expenses would be higher if sales charges on reinvested dividends were reflected in the year of reinvestment.

The example should not be considered a representation of past or future expenses or annual rates of return; the actual expenses and annual rates of return may be more or less than the example. Reductions to the repurchase and cash redemption prices in the secondary market to recoup the costs of liquidating securities to meet redemption, currently estimated at $1.99 per 1,000 units, have not been reflected.

SEMI-ANNUAL DISTRIBUTIONS

You will receive distributions of any dividend income, net of expenses, on the 25th of December, 1998 and April, 1999, if you own units on the 10th of those months.

--------------------------------------------------------------------------------
                        Defined United Kingdom Portfolio
--------------------------------------------------------------------------------

Equity Investor Fund
Select Ten Portfolio International Series                           May 29, 1998
United Kingdom Portfolio 1998B


                                                                          PRICE
                                                                        PER SHARE          COST
                                       PERCENTAGE        CURRENT       TO PORTFOLIO    TO PORTFOLIO
                                      OF PORTFOLIO    DIVIDEND YIELD        IN           IN U.S.
NAME OF ISSUER                            (1)              (2)         U.S. DOLLARS    DOLLARS (3)
----------------------------------------------------------------------------------------------------

1. BTR PLC                                     10.06%            5.86% $       3.293  $     30,624.56
2. Allied Domecq PLC                           10.14             4.05          9.965        30,890.20
3. Blue Circle Industries PLC                  10.11             3.69          6.415        30,789.82
4. Scottish Power PLC                           9.78             3.69          9.026        29,786.02
5. Peninsular & Oriental Steam
   Navigation Company                           9.95             3.62         13.768        30,288.74
6. Tate and Lyle PLC                           10.14             3.41          8.128        30,887.75
7. Royal & Sun Alliance Insurance
   Group PLC                                    9.75             3.23         10.601        29,683.19
8. BOC Group PLC                                9.88             3.19         15.832        30,081.45
9. EMI Group PLC                               10.00             3.09          8.455        30,437.27
10. National Westminster Bank PLC              10.19             2.88         18.264        31,049.34
                                     --------------                                   --------------
                                              100.00%                                 $    304,518.34
                                     --------------                                   --------------
                                     --------------                                   --------------


----------------------------
(1) Based on Cost to Portfolio in U.S. dollars.
(2) Current Dividend Yield for each security was generally calculated by adding the most recent interim and final dividends declared on the security and dividing the result by its market value as of the close of trading on May 29, 1998.
(3) Valuation by the Trustee made on the basis of closing sale prices at the evaluation time on May 29, 1998, the initial date of deposit, converted into U.S. dollars on the offer side of the exchange rate at the evaluation time on that date. The value of the Securities on any subsequent business day will vary. Loss to the Sponsors on deposit of the Securities was $2,417.95.

                          ----------------------------

The securities were acquired on May 29, 1998 and are represented entirely by contracts to purchase the securities. Any of the Sponsors may have acted as underwriters, managers or co-managers of a public offering of the securities in this Portfolio during the last three years. Affiliates of the Sponsors may serve as specialists in the securities in this Portfolio on one or more stock exchanges and may have a long or short position in any of these securities or in options on any of them, and may be on the opposite side of public orders executed on the floor of an exchange where the securities are listed. An officer, director or employee of any of the Sponsors may be an officer or director of one or more of the issuers of the securities in the Portfolio. A Sponsor may trade for its own account as an odd-lot dealer, market maker, block positioner and/or arbitrageur in any of the securities or in options on them. Any Sponsor, its affiliates, directors, elected officers and employee benefits programs may have either a long or short position in any securities or in options on them.

--------------------------------------------------------------------------------
              Past Performance of Prior United Kingdom Portfolios
--------------------------------------------------------------------------------

Select United Kingdom Portfolios, first available in 1993, are now offered in various cycles -- or Series -- each starting at different times during a year. The following table shows the actual performance of each Portfolio of six of these Series. The table also shows the Average Annual Total Return and the Cumulative Total Return for these six Series. These past performance returns reflect an investment made in the initial Portfolio of each Series and assume annual rollovers into successor Portfolios of the same Series. Past performance of the Portfolios and the Series is no guarantee of future results of the Select Ten Strategy or of any Portfolio currently offered.


                                                             ANNUALIZED
                                              -----------------------------------------    CUMULATIVE
                                              DIVIDEND                        TOTAL          TOTAL
      SERIES A                 TERM           YIELD(1)     APPRECIATION(2)  RETURN(3)       RETURN
--------------------    ------------------    ---------    ------------    ------------    ---------

1994                         1/5/94-2/3/95          3.28%          -7.27%          -3.99%
1995                        1/9/95-2/23/96          3.94            1.94            5.88
1996                       1/22/96-2/28/97          4.26           -1.48            2.78
1997                       1/27/97-2/27/98          6.04           10.93           16.97
  Average Annual
  Total Return(4)           1/5/94-3/31/98            --              --            8.91
  Cumulative
  Total Return              1/5/94-3/31/98            --              --              --        43.58%*
      SERIES B
--------------------
1993**                     6/21/93-7/22/94          3.61           10.34           13.95
1994                        5/6/94-6/16/95          4.61            3.38            7.99
1995                       5/10/95-6/28/96          3.88          -14.05          -10.17
1996                       5/20/96-6/27/97          4.74           13.89           18.63
  Average Annual
  Total Return(4)          6/21/93-3/31/98            --              --           13.59
  Cumulative
  Total Return             6/21/93-3/31/98            --              --              --        83.80%*
      SERIES C
--------------------
1993                      9/28/93-10/28/94          3.95            5.74            9.69
1994                       9/7/94-10/13/95          4.32           -6.58           -2.26
1995                      9/12/95-10/31/96          4.70           -3.42            1.28
1996                      9/17/96-10/24/97          6.19           15.96           22.15
  Average Annual
  Total Return(4)          9/28/93-3/31/98            --              --           11.76
  Cumulative
  Total Return             9/28/93-3/31/98            --              --              --        65.04%*


----------------------------

(1) Dividends paid on the securities to the Portfolio less ongoing expenses, divided by maximum initial public offering price.

(2) Represents the difference between initial unit price and redemption or liquidation price on the ending date (reflecting payment of deferred sales charges, brokerage commissions paid by the Portfolio and, beginning with 1995 Series B, organization expenses, and assumes reinvestment of dividends on the distribution dates), divided by the maximum initial public offering price.

(3) Appreciation plus Dividend Yield. Reflects reinvestment of dividends, deduction of maximum applicable sales charges and ongoing expenses, but no adjustment for taxes payable.

(4) Average Annual Total Return for a Series includes the brokerage commissions paid in selling securities received in kind on annual rollovers and the waiver of any up-front sales charge on those rollovers.

 * These figures are not annualized.

** 1993 Series A rolled into 1994 Series B.

                                                         (Continued on Page A-8)

--------------------------------------------------------------------------------
        Past Performance of Prior United Kingdom Portfolios (continued)
--------------------------------------------------------------------------------

Select United Kingdom Portfolios, first available in 1993, are now offered in various cycles -- or Series -- each starting at different times during a year. The following table shows the actual performance of each Portfolio of six of these Series. The table also shows the Average Annual Total Return and the Cumulative Total Return for these six Series. These past performance returns reflect an investment made in the initial Portfolio of each Series and assume annual rollovers into successor Portfolios of the same Series. Past performance of the Portfolios and the Series is no guarantee of future results of the Select Ten Strategy or of any Portfolio currently offered.


                                                             ANNUALIZED
                                              -----------------------------------------    CUMULATIVE
                                              DIVIDEND                        TOTAL          TOTAL
      SERIES 3                 TERM           YIELD(1)     APPRECIATION(2)  RETURN(3)       RETURN
--------------------    ------------------    ---------    ------------    ------------    ---------

1996                       7/22/96-8/29/97          6.47%          11.54%          18.01%
  Average Annual
  Total Return(4)          7/22/96-3/31/98            --              --           34.34
  Cumulative
  Total Return             7/22/96-3/31/98            --              --              --        64.72%*

      SERIES 5
--------------------
1996                      11/1/96-12/12/97          6.62           11.88           18.50
  Average Annual
  Total Return(4)          11/1/96-3/31/98            --              --           26.20
  Cumulative
  Total Return             11/1/96-3/31/98            --              --              --        38.87%*

      SERIES 1
--------------------
1997                       2/25/97-3/27/98          6.80           22.45           29.25
  Average Annual
  Total Return(4)          2/25/97-3/31/98            --              --           28.38
  Cumulative
  Total Return             2/25/97-3/31/98            --              --              --        31.40%*


----------------------------

(1) Dividends paid on the securities to the Portfolio less ongoing expenses, divided by maximum initial public offering price.

(2) Represents the difference between initial unit price and redemption or liquidation price on the ending date (reflecting payment of deferred sales charges, brokerage commissions paid by the Portfolio and, beginning with 1995 Series B, organization expenses, and assumes reinvestment of dividends on the distribution dates), divided by the maximum initial public offering price.
(3) Appreciation plus Dividend Yield. Reflects reinvestment of dividends, deduction of maximum applicable sales charges and ongoing expenses, but no adjustment for taxes payable.

(4) Average Annual Total Return for a Series includes the brokerage commissions paid in selling securities received in kind on annual rollovers and the waiver of any up-front sales charge on those rollovers.

 * These figures are not annualized.

** 1993 Series A rolled into 1994 Series B.

--------------------------------------------------------------------------------
               Hypothetical Performance Information--FT Strategy
--------------------------------------------------------------------------------

Select Ten United Kingdom Portfolios are based on a strategy of investing equal amounts in the 10 highest dividend-yielding stocks ('Strategy Stocks') in the FT Index each year. Although the Strategy Stocks underperformed the FT Index in six of the last 20 years (eight years if Portfolio sales charges and expenses were deducted from Strategy Stock performance), their total return over the entire period outperformed the FT Index. This is why the Sponsors recommend following the Strategy for at least three to five years. The results below are hypothetical for the following reasons: None of the figures reflects any brokerage commissions which investors in the Portfolio bear. Portfolio performance will also differ from the hypothetical performance of Strategy Stocks because the Select Ten United Kingdom Portfolios are established at various times during a year, Portfolios may not be fully invested at all times or equally weighted in all 10 stocks, and their stocks are normally purchased or sold at prices and currency exchange rates different from the closing prices and currency exchange rates used in buying and selling Portfolio units. Past performance is no guaranty of future results of the Strategy or any Select Ten United Kingdom Portfolio.

             COMPARISON OF DIVIDENDS, APPRECIATION AND TOTAL RETURN
   (STRATEGY STOCK FIGURES REFLECT CONVERSION INTO U.S. DOLLARS AT APPLICABLE
                    CURRENCY EXCHANGE RATES AND DEDUCTION OF
        SALES CHARGES AND FUND EXPENSES, BUT NOT BROKERAGE COMMISSIONS)


                          FT STRATEGY STOCKS(1)                                               FT INDEX*
        ----------------------------------------------------------    ----------------------------------------------------------
                             ACTUAL DIVIDEND            TOTAL                              ACTUAL DIVIDEND            TOTAL
YEAR    APPRECIATION(2)          YIELD(3)             RETURN(4)       APPRECIATION(2)          YIELD(3)             RETURN(4)
----    --------------    ----------------------    --------------    --------------    ----------------------    --------------

1978               4.59%                    10.11%            14.70%             3.57%                     6.35%             9.92%
1979              -7.61                     10.11              2.50             -3.94                      7.53              3.59
1980              14.99                     13.26             28.25             22.57                      9.20             31.77
1981             -16.06                      7.36             -8.70            -10.36                      5.06             -5.30
1982              32.73                      9.59             42.32             -4.41                      4.83              0.42
1983              32.87                      7.49             40.35             16.60                      5.34             21.94
1984              -2.62                      5.95              3.33             -2.26                      4.41              2.15
1985              68.33                      8.88             77.20             48.25                      6.49             54.74
1986              24.96                      6.13             31.09             19.14                      5.22             24.36
1987              39.24                      7.21             46.45             32.97                      6.02             38.99
1988               3.53                      5.79              9.31              1.62                      5.12              6.74
1989              20.65                      6.23             26.87             17.57                      5.23             22.80
1990               0.19                      6.95              7.14              4.31                      5.98             10.29
1991               7.09                      7.47             14.56              9.36                      5.29             14.65
1992              -3.19                      5.28              2.09             -6.33                      4.00             -2.33
1993              30.22                      5.74             35.96             14.24                      4.16             18.40
1994              -1.32                      4.64              3.32             -2.43                      4.32              1.89
1995               3.54                      5.23              8.76             13.07                      4.56             17.63
1996               6.36                      5.91             12.27             15.33                      4.72             20.05
1997               3.16                      6.87             10.03             12.38                      4.60             16.98
1998
(through
3/31)             17.55                      0.84             18.39             16.40                      1.00             17.40


Changes in the exchange rates of the pound sterling relative to the U.S. dollar affected these figures significantly in certain years. These changes ranged from minus 25% in 1981 and 1984 to plus 21% in 1987, and averaged minus 1.65% over the last 20 years. See Foreign Currency Exchange Rates table under Risk Factors in Part B.
----------------------------
 * Source: Datastream International, Inc. The Sponsors have not independently verified these data, but they have no reason to believe these data are incorrect in any material respect.

(1) The FT Strategy Stocks for any given year were selected by ranking the dividend yields for each of the stocks in the FT Index as of the beginning of that year, as provided by Datastream International Inc. The yields were generally computed by adding together the interim and final dividends for each of the stocks (these companies generally pay one interim and a final dividend per fiscal year) declared in the preceding year divided by that stock's market value on the first trading day that year on the London Stock Exchange.

(2) Appreciation for the Strategy Stocks is calculated by subtracting the market value of these stocks at the opening value on the first trading day on the London Stock Exchange in a given year from the market value of those stocks at the closing value on the last trading day in the year, and dividing the result by the market value of the stocks at the opening value on the first trading day in that year. Appreciation for the FT Index is calculated by subtracting the opening value of the FT Index on the first trading day in each year from the closing value of the FT Index on the last trading day in the year, and dividing the result by the opening value of the FT Index on the first trading day in that year.

(3) Actual Dividend Yield for the FT Strategy Stocks is calculated by adding the total dividends received on the stocks in the year and dividing the result by the market value of the stocks on the first trading day in that year. Actual Dividend Yield for the FT Index is calculated by taking the total dividends credited to the FT Index and dividing the result by the opening value of the FT Index on the first trading day of the year.

(4) Total Return represents the sum of Appreciation and Actual Dividend Yield. Individual year Total Returns do not take into consideration any reinvestment of dividend income.

---------------------------------------------------
Defining Your Hong Kong Portfolio
---------------------------------------------------

Based upon the principal business of each issuer and current market values, the following industries are represented in the Portfolio:

                                   APPROXIMATE
                               PORTFOLIO PERCENTAGE

/ / Real Estate/Property               80%
/ / Diversified Operations             10
/ / Hotels/Motels                      10

The Hong Kong Portfolio is highly concentrated in Real Estate and Property stocks and is subject to various risks related to this industry. All of the stocks represent Hong Kong issuers. Investors should note that Hong Kong reverted to Chinese sovereignty on July 1, 1997. Events subsequent to the handover may adversely affect real estate or property values or the market value of Hong Kong stocks generally. (See Risk Factors in Part B.)

ESTIMATED ANNUAL OPERATING EXPENSES


                           AS A % OF    AMOUNT PER
                          NET ASSETS    1,000 UNITS
                          -----------   -----------
Trustee's Fee                     .091% $       0.90
Portfolio Supervision,
  Bookkeeping and
  Administrative Fees             .046          0.45
Organizational Expenses           .144          1.43
Other Operating
  Expenses                        .224          2.22
                          -----------   -----------
TOTAL                             .505% $       5.00


The Portfolio (and therefore the investors) will bear all or a portion of its organizational costs--including costs of preparing the registration statement, the trust indenture and other closing documents, registering units with the SEC and the states and the initial audit of the Portfolio--as is common for mutual funds.

These estimates do not include the costs of purchasing and selling the underlying Strategy Stocks.

COSTS OVER TIME

You would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on the investment throughout the indicated periods and redemption at the end of the period:


1 Year   3 Years   5 Years   10 Years
 $33       $80      $130       $268


Although the Portfolio has a term of only one year and is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees, assuming the principal amount and distributions are rolled over each year into a new Series subject only to the deferred sales charge and fund expenses.

This example assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations applicable to mutual funds. For purposes of the example, the deferred sales charge imposed on reinvestment of dividends is not reflected until the year following payment of the dividend; the cumulative expenses would be higher if sales charges on reinvested dividends were reflected in the year of reinvestment.

The example should not be considered a representation of past or future expenses or annual rates of return; the actual expenses and annual rates of return may be more or less than the example. Reductions to the repurchase and cash redemption prices in the secondary market to recoup the costs of liquidating securities to meet redemption, currently estimated at $4.82 per 1,000 units, have not been reflected.

SEMI-ANNUAL DISTRIBUTIONS

You will receive distributions of any dividend income, net of expenses, on the 25th of December, 1998 and April, 1999 if you own units on the 10th of those months.

--------------------------------------------------------------------------------
                          Defined Hong Kong Portfolio
--------------------------------------------------------------------------------

Equity Investor Fund
Select Ten Portfolio International Series                           May 29, 1998
Hong Kong Portfolio 1998C


                                                                             PRICE
                                                                           PER SHARE           COST
                                        PERCENTAGE         CURRENT        TO PORTFOLIO     TO PORTFOLIO
                                       OF PORTFOLIO     DIVIDEND YIELD         IN            IN U.S.
NAME OF ISSUER                             (1)               (2)          U.S. DOLLARS     DOLLARS (3)
--------------------------------------------------------------------------------------------------------

1. Hysan Development Co., Ltd.                   9.89%            12.34%  $       1.020   $     29,570.83
2. Henderson Land Development Co.,
Ltd.                                            10.64             11.24           3.537         31,829.62
3. Sino Land Co.                                10.07              9.81           0.342         30,100.03
4. Amoy Properties Ltd.                          9.77              9.65           0.642         29,217.49
5. Hang Lung Development Co., Ltd.              10.01              9.31           1.033         29,945.14
6. The Hong Kong and Shanghai
Hotels, Ltd.                                     9.85              9.16           0.536         29,461.12
7. Henderson Investment Ltd.                    10.09              8.98           0.603         30,171.02
8. Wheelock & Company                            9.84              8.21           0.684         29,415.94
9. Great Eagle Holdings Ltd.                    10.01              8.00           1.033         29,945.14
10. The Wharf (Holdings) Ltd.                    9.83              7.88           1.278         29,390.13
                                      --------------                                      --------------
                                               100.00%                                    $    299,046.46
                                      --------------                                      --------------
                                      --------------                                      --------------


----------------------------
(1) Based on Cost to Portfolio in U.S. dollars.
(2) Current Dividend Yield for each security was calculated by adding the most recent interim and final dividends declared on the security and dividing the result by its market value as of the close of trading on May 29, 1998.
(3) Valuation by the Trustee made on the basis of closing sale prices at the evaluation time on May 29, 1998, the initial date of deposit, converted into U.S. dollars on the offer side of the exchange rate at the evaluation time on that date. The value of the Securities on any subsequent business day will vary. Loss to the Sponsors on deposit of the Securities was $1,174.37.

                          ----------------------------

The securities were acquired on May 29, 1998 and are represented entirely by contracts to purchase the securities. Any of the Sponsors may have acted as underwriters, managers or co-managers of a public offering of the securities in this Portfolio during the last three years. Affiliates of the Sponsors may serve as specialists in the securities in this Portfolio on one or more stock exchanges and may have a long or short position in any of these securities or in options on any of them, and may be on the opposite side of public orders executed on the floor of an exchange where the securities are listed. An officer, director or employee of any of the Sponsors may be an officer or director of one or more of the issuers of the securities in the Portfolio. A Sponsor may trade for its own account as an odd-lot dealer, market maker, block positioner and/or arbitrageur in any of the securities or in options on them. Any Sponsor, its affiliates, directors, elected officers and employee benefits programs may have either a long or short position in any securities or in options on them.

--------------------------------------------------------------------------------
                 Past Performance of Prior Hong Kong Portfolios
--------------------------------------------------------------------------------

Select Ten Hong Kong Portfolios, first available in 1993, are now offered in various cycles -- or Series -- each starting at different times during a year. The following table shows the actual performance of each Portfolio of seven of these Series. The table also shows the Average Annual Total Return and the Cumulative Total Return for these seven Series. These past performance returns reflect an investment made in the initial Portfolio of each Series and assume annual rollovers into successor Portfolios of the same Series. Past performance of the Portfolios and the Series is no guarantee of future results of the Select Ten Strategy or of any Portfolio currently offered.


                                                             ANNUALIZED
                                              -----------------------------------------    CUMULATIVE
                                              DIVIDEND                        TOTAL          TOTAL
      SERIES A                 TERM           YIELD(1)     APPRECIATION(2)  RETURN(3)       RETURN
--------------------    ------------------    ---------    ------------    ------------    ---------

1994                         1/5/94-2/3/95          2.75%         -45.93%         -43.18%
1995                        1/9/95-2/23/96          5.18           31.56           36.74
1996                       1/22/96-2/28/97          3.60            4.43            8.03
1997                        2/4/97-3/13/98          3.93          -28.04          -24.11
  Average Annual
  Total Return(4)           1/5/94-3/31/98            --              --          -10.01
  Cumulative
  Total Return              1/5/94-3/31/98            --              --              --       -36.03%*

      SERIES B
--------------------
1996                       4/23/96-6/13/97          4.89            1.19            6.08
  Average Annual
  Total Return(4)          4/23/96-3/31/98            --              --          -14.11
  Cumulative
  Total Return             4/23/96-3/31/98            --              --              --       -25.51%*

      SERIES C
--------------------
1993                       6/21/93-7/22/94          4.66           12.72           17.38
1994                        5/9/94-6/16/95          4.52          -10.86           -6.34
1995**                     5/10/95-6/28/96          4.27           13.86           18.13
1996                       5/20/96-6/27/97          4.29            5.41            9.70
  Average Annual
  Total Return(4)          6/21/93-3/31/98            --              --           -1.39
  Cumulative
  Total Return             6/21/93-3/31/98            --              --              --        -6.47%*


----------------------------

(1) Dividends paid on the securities to the Portfolio less ongoing expenses, divided by maximum initial public offering price.

(2) Represents the difference between initial unit price and redemption or liquidation price on the ending date (reflecting payment of deferred sales charges, brokerage commissions paid by the Portfolio and, beginning with 1995 Series B, organization expenses, and assumes reinvestment of dividends on the distribution dates), divided by the maximum initial public offering price.

--------------------------------------------------------------------------------
           Past Performance of Prior Hong Kong Portfolios (continued)
--------------------------------------------------------------------------------

Select Ten Hong Kong Portfolios, first available in 1993, are now offered in various cycles -- or Series -- each starting at different times during a year. The following table shows the actual performance of each Portfolio of seven of these Series. The table also shows the Average Annual Total Return and the Cumulative Total Return for these seven Series. These past performance returns reflect an investment made in the initial Portfolio of each Series and assume annual rollovers into successor Portfolios of the same Series. Past performance of the Portfolios and the Series is no guarantee of future results of the Select Ten Strategy or of any Portfolio currently offered.


      SERIES D
--------------------

1993                      9/28/93-10/28/94          5.03            2.29            7.32
1994                       9/7/94-10/13/95          4.46          -29.71          -25.25
1995***                   9/12/95-10/31/96          4.80           15.88           20.68
1996                      9/27/96-10/24/97          4.65          -20.52          -15.87
  Average Annual
  Total Return(4)          9/28/93-3/31/98            --              --           -5.58
  Cumulative
  Total Return             9/28/93-3/31/98            --              --              --       -22.81%*

      SERIES 3
--------------------
1996                       7/22/96-8/29/97          4.41           -2.28            2.13
  Average Annual
  Total Return(4)          7/22/96-3/31/98            --              --          -16.34
  Cumulative
  Total Return             7/22/96-3/31/98            --              --              --       -26.04%*

      SERIES 5
--------------------
1996                      11/1/96-12/12/97          4.69          -30.28          -25.59
  Average Annual
  Total Return(4)          11/1/96-3/31/98            --              --          -24.94
  Cumulative
  Total Return             11/1/96-3/31/98            --              --              --       -33.29%*

      SERIES 1
--------------------
1997                       2/25/97-3/27/98          3.88          -29.06          -25.18
  Average Annual
  Total Return(4)          2/25/97-3/31/98            --              --          -27.17
  Cumulative
  Total Return             2/25/97-3/31/98            --              --              --       -29.29%*


----------------------------

(3) Appreciation plus Dividend Yield. Reflects reinvestment of dividends, deduction of maximum applicable sales charges and ongoing expenses, but no adjustment for taxes payable.

(4) Average Annual Total Return for a Series includes the brokerage commissions paid in selling securities received in kind on annual rollovers and the waiver of any up-front sales charge on those rollovers.

 * These figures are not annualized.

 ** 1995 Series B rolled into 1996 Series C.
*** 1995 Series C rolled into 1996 Series D.

--------------------------------------------------------------------------------
         Hypothetical Stock Performance Information--Hang Seng Strategy
--------------------------------------------------------------------------------

Select Ten Hong Kong Portfolios are based on a strategy of investing equal amounts in the 10 highest dividend-yielding stocks ('Strategy Stocks') in the Hang Seng Index each year. The Strategy Stocks underperformed the Hang Seng Index in 9 of the last 20 years (10 years if Portfolio sales charges and expenses were deducted from Strategy Stock performance). This is why the Sponsors recommend following the Strategy for at least three to five years. Only the average annualized total return figures at the bottom of each column reflect reinvestment of dividends (at the end of each year). The results below are hypothetical for the following reasons: None of the figures reflects any brokerage commissions which investors in the Portfolio bear. Portfolio performance will also differ from the hypothetical performance of Strategy Stocks because the Select Ten Hong Kong Portfolios are established at various times during a year, Portfolios may not be fully invested at all times or equally weighted in all 10 stocks, and their stocks are normally purchased or sold at prices and currency exchange rates different from the closing prices and currency exchange rates used in buying and selling Portfolio units. Past performance is no guaranty of future results of the Strategy or any Select Ten Hong Kong Portfolio. In addition, the Hang Seng Index is weighted by market capitalization while the Portfolio stocks are more or less equally weighted. While the Hong Kong dollar exchange rate has been pegged to the U.S. dollar since 1983, there can no assurance that this arrangement will continue in the future.

             COMPARISON OF DIVIDENDS, APPRECIATION AND TOTAL RETURN

   (STRATEGY STOCK FIGURES REFLECT CONVERSION INTO U.S. DOLLARS AT APPLICABLE
                            CURRENCY EXCHANGE RATES
AND DEDUCTION OF SALES CHARGES AND FUND EXPENSES, BUT NOT BROKERAGE COMMISSIONS)


                       HANG SENG STRATEGY STOCKS(1)                                        HANG SENG INDEX*
        ----------------------------------------------------------    ----------------------------------------------------------
                             ACTUAL DIVIDEND            TOTAL                              ACTUAL DIVIDEND            TOTAL
YEAR    APPRECIATION(2)          YIELD(3)             RETURN(4)       APPRECIATION(2)          YIELD(3)             RETURN(4)
----    --------------    ----------------------    --------------    --------------    ----------------------    --------------

1978              17.36%                     7.72%            25.08%            17.83%                     5.68%            23.51%
1979              71.62                      9.15             80.77             72.27                      6.06             78.33
1980              32.72                      6.87             39.60             61.60                      4.23             65.83
1981             -12.90                      6.58             -6.32            -13.75                      2.68            -11.07
1982             -49.38                      6.66            -42.72            -51.24                      3.45            -47.79
1983             -17.47                      7.42            -10.05             -6.92                      6.03             -0.89
1984              52.68                     11.00             63.69             36.45                      6.09             42.54
1985              39.00                      6.77             45.78             46.33                      4.77             51.10
1986              53.37                      5.49             58.86             46.90                      4.26             51.16
1987              -3.94                      4.68              0.74            -10.06                      3.33             -6.73
1988              26.65                      5.52             32.18             16.07                      4.53             20.60
1989               0.96                      6.25              7.21              5.55                      4.64             10.19
1990              -3.71                      7.54              3.83              6.71                      5.28             11.99
1991              38.82                      7.94             46.76             42.41                      5.84             48.25
1992              30.76                      6.36             37.12             28.87                      4.76             33.63
1993              99.93                      5.69            105.62            116.14                      4.97            121.11
1994             -37.62                      2.98            -34.64            -31.22                      2.39            -28.83
1995               8.66                      5.36             14.03             23.03                      3.92             26.95
1996              21.77                      4.13             25.90             33.52                      4.21             37.73
1997             -20.72                      3.99            -16.73            -20.41                      2.08            -18.33
1998
(through
3/31)             -4.69                     -0.10             -4.79              7.41                      1.04              8.45


----------------------------
 * Source: Datastream International, Inc. The Sponsors have not independently verified these data, but they have no reason to believe these data are incorrect in any material respect.

(1) The Hang Seng Strategy Stocks for any given year were selected by ranking the dividend yields for each of the stocks in the Hang Seng Index as of the beginning of that year, as provided by Datastream International Inc. The yields were generally computed by adding together the interim and final dividends for each of the stocks (these companies generally pay one interim and a final dividend per fiscal year) declared in the preceding year divided by that stock's market value on the first trading day that year on the Hong Kong Stock Exchange.

(2) Appreciation for the Hang Seng Strategy Stocks is calculated by subtracting the market value of these stocks at the opening value on the first trading day on the London Stock Exchange in a given year from the market value of those stocks at the closing value on the last trading day in the year, and dividing the result by the market value of the stocks at the opening value on the first trading day in that year. Appreciation for the Hang Seng Index is calculated by subtracting the opening value of the Hang Seng Index on the first trading day in each year from the closing value of the Hang Seng Index on the last trading day in the year, and dividing the result by the opening value of the Hang Seng Index on the first trading day in that year.

(3) Actual Dividend Yield for the Hang Seng Strategy Stocks is calculated by adding the total dividends received on the stocks in the year and dividing the result by the market value of the stocks on the first trading day in that year. Actual Dividend Yield for the Hang Seng Index is calculated by taking the total dividends credited to the Hang Seng Index and dividing the result by the opening value of the Hang Seng Index on the first trading day of the year.

(4) Total Return represents the sum of Appreciation and Actual Dividend Yield. Individual year Total Returns do not take into consideration any reinvestment of dividend income.

---------------------------------------------------
Defining Your Japan Portfolio
---------------------------------------------------

Based upon the principal business of each issuer and current market values, the following industries are represented in the Portfolio:
                                   APPROXIMATE
                               PORTFOLIO PERCENTAGE

/ / Chemicals                               20%
/ / Oil/Gas                                 20
/ / Auto/Truck Parts & Equipment            10
/ / Financial Services/Banking              10
/ / Industrial Machinery                    10
/ / Textile Products                        10
/ / Transport--Truck                        10
/ / Wire & Cable Products                   10

The Japan Portfolio is not considered to be concentrated in any particular industry. All of the stocks represent Japanese issuers. (See Risk Factors in Part B.)

JAPANESE TAXES

The Portfolio will report as gross income each investor's pro rata share of dividends earned by the Portfolio as well as Japanese tax withheld from these dividends. Since the national tax authority of Japan has not granted approval for the Trustee to file a specified application under the U.S-Japan Treaty on behalf of investors, investors may not in practice be able to benefit from a reduced withholding rate provided by the Treaty. (See Japanese Taxation in Part B.)

ESTIMATED ANNUAL OPERATING EXPENSES


                          AS A % OF    AMOUNT PER
                         NET ASSETS    1,000 UNITS
                         -----------   -----------
Trustee's Fee                    .091% $       0.90
Portfolio Supervision,
  Bookkeeping and
  Administrative Fees            .045          0.45
Organizational
  Expenses                       .206          2.04
Other Operating Ex-
penses                           .163          1.61
                         -----------   -----------
TOTAL                            .505% $       5.00


The Portfolio (and therefore the investors) will bear all or a portion of its organizational costs--including costs of preparing the registration statement, the trust indenture and other closing documents, registering units with the SEC and the states and the initial audit of the Portfolio--as is common for mutual funds.

These estimates do not include the costs of purchasing and selling the underlying Strategy Stocks.

COSTS OVER TIME

You would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return on the investment throughout the indicated periods and redemption at the end of the period:


1 Year   3 Years   5 Years   10 Years
 $33       $80      $130       $268


Although the Portfolio has a term of only one year and is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees, assuming the principal amount and distributions are rolled over each year into a new Series subject only to the deferred sales charge and fund expenses.

This example assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations applicable to mutual funds. For purposes of the example, the deferred sales charge imposed on reinvestment of dividends is not reflected until the year following payment of the dividend; the cumulative expenses would be higher if sales charges on reinvested dividends were reflected in the year of reinvestment.

The example should not be considered a representation of past or future expenses or annual rates of return; the actual expenses and annual rates of return may be more or less than the example. Reductions to the repurchase and cash redemption prices in the secondary market to recoup the costs of liquidating securities to meet redemption, currently estimated at $3.46 per 1,000 units, have not been reflected.

ANNUAL DISTRIBUTION

You will receive a distribution of any dividend income, net of expenses, on the 25th of April, 1999, if you own units on the 10th of that month.

--------------------------------------------------------------------------------
                            Defined Japan Portfolio
--------------------------------------------------------------------------------

Equity Investor Fund
Select Ten Portfolio International Series                           May 29, 1998
Japan Portfolio 1998B


                                                                          PRICE
                                                                        PER SHARE          COST
                                       PERCENTAGE        CURRENT       TO PORTFOLIO    TO PORTFOLIO
                                      OF PORTFOLIO    DIVIDEND YIELD        IN           IN U.S.
NAME OF ISSUER                            (1)              (2)         U.S. DOLLARS    DOLLARS (3)
----------------------------------------------------------------------------------------------------

1. Nippon Shinpan Co., Ltd.                     9.79%            3.42% $       1.348  $     29,646.18
2. Tonen Corporation                           10.22             3.35          5.160        30,957.70
3. Japan Energy Corporation                    10.06             2.84          1.016        30,482.09
4. Furukawa Co., Ltd.                           9.89             2.42          1.427        29,963.25
5. Sankyu Inc.                                  9.93             2.40          1.203        30,085.75
6. UBE Industries, Ltd.                        10.05             2.27          1.268        30,438.86
7. Nippon Piston Ring Company,
Limited                                         9.96             2.20          1.312        30,165.02
8. Tokyo Rope MFG                              10.02             2.19          1.319        30,330.76
9. Toyobo, Ltd.                                 9.84             2.13          1.355        29,804.71
10. Nippon Synthetic Chemical
Industry Co., Ltd.                             10.24             1.95          1.477        31,022.56
                                     --------------                                   --------------
                                              100.00%                                 $    302,896.88
                                     --------------                                   --------------
                                     --------------                                   --------------


----------------------------
(1) Based on Cost to Portfolio in U.S. dollars.
(2) Current Dividend Yield for each security was calculated by adding the most recent interim and final dividends declared on the security and dividing the result by its market value as of the close of trading on May 29, 1998.
(3) Valuation by the Trustee made on the basis of closing sale prices at the evaluation time on May 29, 1998, the initial date of deposit, converted into U.S. dollars on the offer side of the exchange rate at the evaluation time on that date. The value of the Securities on any subsequent business day will vary. Loss to the Sponsors on deposit of the Securities was $412.18.

                          ----------------------------

The securities were acquired on May 29, 1998 and are represented entirely by contracts to purchase the securities. Any of the Sponsors may have acted as underwriters, managers or co-managers of a public offering of the securities in this Portfolio during the last three years. Affiliates of the Sponsors may serve as specialists in the securities in this Portfolio on one or more stock exchanges and may have a long or short position in any of these securities or in options on any of them, and may be on the opposite side of public orders executed on the floor of an exchange where the securities are listed. An officer, director or employee of any of the Sponsors may be an officer or director of one or more of the issuers of the securities in the Portfolio. A Sponsor may trade for its own account as an odd-lot dealer, market maker, block positioner and/or arbitrageur in any of the securities or in options on them. Any Sponsor, its affiliates, directors, elected officers and employee benefits programs may have either a long or short position in any securities or in options on them.

--------------------------------------------------------------------------------
                   Past Performance of Prior Japan Portfolios
--------------------------------------------------------------------------------

Select Ten Japan Portfolios, first available in 1996, are now offered in various cycles -- or Series -- each starting at different times during a year. The following table shows the actual performance of each Portfolio of six of these Series. The table also shows the Average Annual Total Return and the Cumulative Total Return for these six Series. These past performance returns reflect an investment made in the initial Portfolio of each Series and assume annual rollovers into successor Portfolios of the same Series. Past performance of the Portfolios and the Series is no guarantee of future results of the Select Ten Strategy or of any Portfolio currently offered.


                                                             ANNUALIZED
                                              -----------------------------------------    CUMULATIVE
                                              DIVIDEND                        TOTAL          TOTAL
      SERIES A                 TERM           YIELD(1)     APPRECIATION(2)  RETURN(3)       RETURN
--------------------    ------------------    ---------    ------------    ------------    ---------

1996                       1/22/96-2/28/97          0.89%         -30.42%         -29.53%
1997                       1/27/97-2/27/98          1.06          -28.73          -27.67
  Average Annual
  Total Return(4)          1/22/96-3/31/98            --              --          -33.90
  Cumulative
  Total Return             1/22/96-3/31/98            --              --              --       -59.60%*

      SERIES B
--------------------
1996                       5/20/96-6/27/97          0.79          -22.25          -21.46
  Average Annual
  Total Return(4)          5/20/96-3/31/98            --              --          -34.33
  Cumulative
  Total Return             5/20/96-3/31/98            --              --              --       -54.32%*

      SERIES 3
--------------------
1996                       7/22/96-8/29/97          0.70          -29.53          -28.83
  Average Annual
  Total Return(4)          7/22/96-3/31/98            --              --          -34.32
  Cumulative
  Total Return             7/22/96-3/31/98            --              --              --       -50.86%*


----------------------------

(1) Dividends paid on the securities to the Portfolio less ongoing expenses, divided by maximum initial public offering price.

(2) Represents the difference between initial unit price and redemption or liquidation price on the ending date (reflecting payment of deferred sales charges, brokerage commissions paid by the Portfolio and, organization expenses, and assumes reinvestment of dividends on the distribution dates), divided by the maximum initial public offering price.

(3) Appreciation plus Dividend Yield. Reflects reinvestment of dividends, deduction of maximum applicable sales charges and ongoing expenses, but no adjustment for taxes payable.

(4) Average Annual Total Return for a Series includes the brokerage commissions paid in selling securities received in kind on annual rollovers and the waiver of any up-front sales charge on those rollovers.

 * These figures are not annualized.

                                                        (Continued on Page A-18)

--------------------------------------------------------------------------------
             Past Performance of Prior Japan Portfolios (continued)
--------------------------------------------------------------------------------

Select Ten Japan Portfolios, first available in 1996, are now offered in various cycles -- or Series -- each starting at different times during a year. The following table shows the actual performance of each Portfolio of six of these Series. The table also shows the Average Annual Total Return and the Cumulative Total Return for these six Series. These past performance returns reflect an investment made in the initial Portfolio of each Series and assume annual rollovers into successor Portfolios of the same Series. Past performance of the Portfolios and the Series is no guarantee of future results of the Select Ten Strategy or of any Portfolio currently offered.


                                                             ANNUALIZED
                                              -----------------------------------------    CUMULATIVE
                                              DIVIDEND                        TOTAL          TOTAL
      SERIES C                 TERM           YIELD(1)     APPRECIATION(2)  RETURN(3)       RETURN
--------------------    ------------------    ---------    ------------    ------------    ---------

1996                      9/17/96-10/24/97          1.21%         -40.36%         -39.15%
  Average Annual
  Total Return(4)          9/17/96-3/31/98            --              --          -35.35
  Cumulative
  Total Return             9/17/96-3/31/98            --              --              --       -48.78%*

      SERIES 5
--------------------
1996                      11/1/96-12/12/97          0.95          -41.93          -40.98
  Average Annual
  Total Return(4)          11/1/96-3/31/98            --              --          -33.64
  Cumulative
  Total Return             11/1/96-3/31/98            --              --              --       -43.93%*

      SERIES 1
--------------------
1997                       2/25/97-3/27/98          1.55          -34.79          -33.24
  Average Annual
  Total Return(4)          2/25/97-3/31/98            --              --          -39.69
  Cumulative
  Total Return             2/25/97-3/31/98            --              --              --       -42.46%*


----------------------------

(1) Dividends paid on the securities to the Portfolio less ongoing expenses, divided by maximum initial public offering price.

(2) Represents the difference between initial unit price and redemption or liquidation price on the ending date (reflecting payment of deferred sales charges, brokerage commissions paid by the Portfolio and, organization expenses, and assumes reinvestment of dividends on the distribution dates), divided by the maximum initial public offering price.

(3) Appreciation plus Dividend Yield. Reflects reinvestment of dividends, deduction of maximum applicable sales charges and ongoing expenses, but no adjustment for taxes payable.

(4) Average Annual Total Return for a Series includes the brokerage commissions paid in selling securities received in kind on annual rollovers and the waiver of any up-front sales charge on those rollovers.

 * These figures are not annualized.

--------------------------------------------------------------------------------
           Hypothetical Performance Information--Nikkei 225 Strategy
--------------------------------------------------------------------------------

Select Ten Japan Portfolios are based on a strategy of investing equal amounts in the 10 highest dividend-yielding stocks ('Strategy Stocks') in the Nikkei 225 Index each year. Although the Strategy Stocks underperformed the Nikkei 225 Index in eight of the last 20 years (nine years if Portfolio sales charges and expenses were deducted from Strategy Stock performance), their total return over the entire period outperformed the Nikkei 225 Index. This is why the Sponsors recommend following the Strategy for at least three to five years. The results below are hypothetical for the following reasons: None of the figures reflects any brokerage commissions which investors in the Portfolio bear. Portfolio performance will also differ from the hypothetical performance of Strategy Stocks because the Select Ten Japan Portfolios are established at various times during a year, Portfolios may not be fully invested at all times or equally weighted in all 10 stocks, and their stocks are normally purchased or sold at prices and currency exchange rates different from the closing prices and currency exchange rates used in buying and selling Portfolio units. Past performance is no guaranty of future results of the Strategy or any Select Ten Japan Portfolio.

             COMPARISON OF DIVIDENDS, APPRECIATION AND TOTAL RETURN

   (STRATEGY STOCK FIGURES REFLECT CONVERSION INTO U.S. DOLLARS AT APPLICABLE
                        EXCHANGE RATES AND DEDUCTION OF
        SALES CHARGES AND FUND EXPENSES, BUT NOT BROKERAGE COMMISSIONS)


                        NIKKEI STRATEGY STOCKS(1)                                         NIKKEI 225 INDEX*
        ----------------------------------------------------------    ----------------------------------------------------------
                             ACTUAL DIVIDEND            TOTAL                              ACTUAL DIVIDEND            TOTAL
YEAR    APPRECIATION(2)          YIELD(3)             RETURN(4)       APPRECIATION(2)          YIELD(3)             RETURN(4)
----    --------------    ----------------------    --------------    --------------    ----------------------    --------------

1978              67.01%                     2.49%            69.50%            52.35%                     2.97%            55.32%
1979              -5.12                      1.86             -3.26            -11.49                      1.49            -10.00
1980              33.42                      3.65             37.07             27.20                      2.27             29.47
1981              13.37                      2.99             16.35              0.49                      1.71              2.20
1982              -7.46                      2.51             -4.96             -2.26                      1.49             -0.77
1983              25.62                      3.48             29.10             25.01                      2.07             27.08
1984              -1.80                      2.60              0.80              7.43                      1.49              8.92
1985              48.29                      2.99             51.28             42.41                      1.78             44.19
1986              74.32                      1.95             76.27             81.97                      1.81             83.78
1987              90.31                      1.88             92.19             49.58                      1.13             50.71
1988              60.35                      1.05             61.39             35.60                      0.97             36.57
1989              20.56                      0.41             20.96             12.21                      0.59             12.80
1990             -44.88                      0.32            -44.56            -35.08                      0.29            -34.79
1991               3.69                      0.99              4.68              4.74                      0.82              5.56
1992             -19.79                      0.93            -18.86            -26.33                      0.57            -25.76
1993              18.09                      1.41             19.49             14.87                      1.07             15.94
1994              24.72                      1.32             26.04             27.16                      1.14             28.30
1995              -8.18                      0.77             -7.41             -2.99                      0.69             -2.30
1996             -20.43                      0.95            -19.48            -13.00                      0.57            -12.43
1997             -43.66                      0.96            -42.70            -30.27                      0.56            -29.71
1998
(through
3/31)             43.57                      2.47             46.04              5.76                      0.40              6.16


Changes in the exchange rates of the Japanese yen relative to the U.S. dollar affected these figures significantly. These changes ranged from minus 23% in 1979 to plus 23% in 1987 and averaged plus 2.086% annually over the last 20 years. See Foreign Currency Exchange Rates table under Risk Factors in Part B. There can be no assurance that similar appreciation will continue during the life of the Portfolio or successive rollover periods.

----------------------------
 * Source: Datastream International, Inc. The Sponsors have not independently verified these data, but they have no reason to believe these data are incorrect in any material respect.
(1) The Nikkei Strategy Stocks for any given year were selected by ranking the dividend yields for each of the stocks in the Nikkei 225 Index as of the beginning of that year, as provided by Datastream International Inc. The yields were generally computed by adding together the interim and final dividends for each of the stocks (these companies generally pay one interim and a final dividend per fiscal year) declared in the preceding year divided by that stock's market value on the first trading day that year on the Tokyo Stock Exchange.

(2) Appreciation for the Nikkei Strategy Stocks is calculated by subtracting the market value of these stocks at the opening value on the first trading day on the Tokyo Stock Exchange in a given year from the market value of those stocks at the closing value on the last trading day in the year, and dividing the result by the market value of the stocks at the opening value on the first trading day in that year. Appreciation for the Nikkei 225 Index is calculated by subtracting the opening value of the Nikkei 225 Index on the first trading day in each year from the closing value of the Nikkei 225 Index on the last trading day in the year, and dividing the result by the opening value of the Nikkei 225 Index on the first trading day in that year.

(3) Actual Dividend Yield for the Nikkei Strategy Stocks is calculated by adding the total dividends received on the stocks in the year and dividing the result by the market value of the stocks on the first trading day in that year. Actual Dividend Yield for the Nikkei 225 Index is calculated by taking the total dividends credited to the Nikkei 225 Index and dividing the result by the opening value of the Nikkei 225 Index on the first trading day of the year.

(4) Total Return represents the sum of Appreciation and Actual Dividend Yield. Individual year Total Returns do not take into consideration any reinvestment of dividend income.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsors, Trustees and Holders of Defined Asset Funds Equity Investor Fund, Select Ten Portfolio International Series, United Kingdom Portfolio 1998B, Hong Kong Portfolio 1998C and Japan Portfolio 1998B (the 'Fund'):

We have audited the accompanying statements of condition and the related portfolios included in the prospectus of the Fund as of May 29, 1998. These financial statements are the responsibility of the Trustees. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the irrevocable letters of credit deposited for the purchase of securities, as described in the statements of condition, with the Trustees. An audit also includes assessing the accounting principles used and significant estimates made by the Trustees, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Fund as of May 29, 1998 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, N.Y.
May 29, 1998

                   STATEMENTS OF CONDITION AS OF MAY 29, 1998

TRUST PROPERTY


                                                            UNITED KINGDOM            HONG KONG                 JAPAN
                                                              PORTFOLIO               PORTFOLIO               PORTFOLIO
                                                         --------------------    --------------------    --------------------

Investments--Contracts to purchase Securities(1).........$         304,518.34    $         299,046.46    $         302,896.88
Organizational Costs(2)..................................$         161,250.00    $          35,750.00    $          53,040.00
                                                         --------------------    --------------------    --------------------
        Total............................................$         465,768.34    $         334,796.46    $         355,936.88
                                                         --------------------    --------------------    --------------------
                                                         --------------------    --------------------    --------------------
LIABILITY AND INTEREST OF HOLDERS
    Accrued Liability(2)                                 $         161,250.00    $          35,750.00    $          53,040.00
                                                         --------------------    --------------------    --------------------
    Subtotal                                             $         161,250.00    $          35,750.00    $          53,040.00
                                                         --------------------    --------------------    --------------------
Interest of Holders of fractional undivided interest
  outstanding
  (United Kingdom Portfolio--307,594 units; Hong Kong
  Portfolio-- 302,067 units; Japan Portfolio--305,956
  units)(3):
  Cost to investors(4)...................................$         307,594.00    $         302,067.00    $         305,956.00
  Gross underwriting commissions(5)......................           (3,075.66)              (3,020.54)              (3,059.12)
                                                         --------------------    --------------------    --------------------
    Subtotal                                             $         304,518.34    $         299,046.46    $         302,896.88
                                                         --------------------    --------------------    --------------------
        Total                                            $         465,768.34    $         334,796.46    $         355,936.88
                                                         --------------------    --------------------    --------------------
                                                         --------------------    --------------------    --------------------


------------

       (1) Aggregate cost to each Portfolio of the securities listed under Defined Portfolio based on the U.S. dollar offer side value of the relevant exchange rate determined by the Trustees at the evaluation time on May 29, 1998. The contracts to purchase securities are collateralized by irrevocable letters of credit which have been issued by DBS Bank, New York Branch, in the amount of $910,466.18 and deposited with the Trustees. The amount of the letters of credit includes $906,461.68 for the purchase of securities.
       (2) This represents a portion of the Fund's organizational costs which will be deferred and amortized over the life of the Fund. Organizational costs have been estimated based on projected total assets of $176 million. To the extent the Fund is larger or smaller, the amount may vary.
       (3) Because the value of securities at the evaluation time on the Initial Date of Deposit may differ from the amounts shown in these statements of condition, the number of Units offered on the business day following the Initial Date of Deposit will be adjusted from the initial number of Units to maintain the $1,000 per 1,000 Units offering price only for that day. The Public Offering Price on any subsequent business day will vary.
       (4) Aggregate public offering price computed on the basis of the U. S. dollar value of the underlying securities based on the U.S. dollar offer side value of the relevant exchange rate at the evaluation time on May 29, 1998.
       (5) Assumes the initial maximum sales charge per 1,000 units of 1.00% of the Public Offering Price. A deferred sales charge of $1.75 per 1,000 Units per month is payable on August 1, 1998 and thereafter on the 1st day of each month through May 1, 1999. Distributions will be made to accounts maintained by the Trustees from which the deferred sales charge obligation of the investors to the Sponsors will be satisfied. If units are redeemed prior to May 1, 1999, the remaining portion of the distribution applicable to such units will be transferred to such account on the redemption date.

                             DEFINED ASSET FUNDSSM
                               PROSPECTUS--PART B
        EQUITY INVESTOR FUND SELECT TEN PORTFOLIOS--INTERNATIONAL SERIES
                 UNITED KINGDOM, HONG KONG AND JAPAN PORTFOLIOS
             FURTHER INFORMATION REGARDING THE FUND MAY BE OBTAINED
              BY WRITING OR CALLING THE TRUSTEE AT THE ADDRESS AND
        TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THIS PROSPECTUS.

                                     Index


                                              PAGE
                                              ----
Fund Description...........................      1
Risk Factors...............................      5
How to Buy Units...........................      9
How to Redeem or Sell Units................     10
Trust Termination..........................     11
Rollover...................................     11
Income, Distributions and Reinvestment.....     12
                                              PAGE
                                              ----
Portfolio Expenses.........................     13
Taxes......................................     14
Records and Reports........................     18
Trust Indenture............................     18
Miscellaneous..............................     19
Exchange Option............................     21
Supplemental Information...................     21


FUND DESCRIPTION

THE STRATEGY

    Simple strategies can sometimes be the most effective. The United Kingdom, Hong Kong and Japan Portfolios seek total return by acquiring the ten highest yielding stocks in the Financial Times Industrial Ordinary Share Index (FT Index), Hang Seng Index and Nikkei 225 Index, respectively, as of the dates indicated in Part A, after giving effect to any forthcoming changes to an index announced prior to those dates, and holding them for about one year. This investment strategy is based on three time-tested investment principles: time in the market is more important than timing the market; the stocks to buy are the ones everyone else is selling; and dividends can be an important part of total return. Defined Asset Funds can make some of them available to investors with the Select Ten International Portfolios. Global markets can move in different directions. While some markets may be experiencing rapid growth, others may be in decline. These markets can offer attractive growth opportunities. An investment in the Fund can be cost-efficient, avoiding the odd-lot costs of buying small quantities of securities directly. Purchasing a portfolio of these stocks as opposed to one or two offers greater diversification. For each Portfolio there is only one investment decision. Investment in a number of companies with high dividends relative to their stock prices is designed to increase a Portfolio's potential for higher total returns. Each Portfolio's return will consist of a combination of capital appreciation and current dividend income. Each Portfolio will terminate in about one year, when investors may choose to either receive the distribution in cash or reinvest in the next Series (if available) at a reduced sales charge. There can be no assurance that the dividend rates on the selected stocks will be maintained. Reduction or elimination of a dividend could adversely affect the stock price as well.

    The FT Index. The FT Index began as the Financial News Industrial Ordinary Share Index in London in 1935 and became the Financial Times Industrial Ordinary Share Index in 1947. This Index is an unweighted average of the share prices of selected companies, which are highly capitalized, major factors in their industries; their stocks are widely held by individuals and institutional investors. The following are the stocks currently represented in the FT Index:

Allied Domecq PLC
ASDA Group PLC
The BOC Group PLC
BTR PLC
Blue Circle Industries PLC
The Boots Company PLC
The British Petroleum Company
PLC
British Telecommunications PLC
BG PLC
British Airways PLC
Cadbury Schweppes PLC
Courtaulds PLC
Diageo PLC
The General Electric Company PLC
Glaxo Wellcome PLC
GKN PLC
Granada PLC
Imperial Chemical Industries PLC
Lucas Industries PLC
Lloyds TSB PLC
Marks & Spencer PLC
National Westminster Bank PLC
The Peninsular & Oriental Steam
Navigation Company
Reuters Holdings PLC
Royal & Sun Alliance Insurance
Group PLC
Scottish Power PLC
SmithKline Beecham PLC
Tate & Lyle PLC
Thorn EMI PLC
Vodafone Group PLC

    The Hang Seng Index. The Hang Seng Index, first published in 1969, is a recognized indicator of stock market performance in Hong Kong. It is computed on an arithmetic basis, weighted by market capitalization, and represents approximately 70% of the total market capitalization of stocks listed on the Hong Kong Exchange. The companies represented are among the most highly capitalized in Hong Kong. Index stocks include companies intended to represent four major market sectors; commerce and industry, finance, properties and utilities. The following are the stocks currently represented in the Hang Seng Index.

Amoy Properties Ltd.
The Bank of East Asia Ltd.
Cathay Pacific Airways Ltd.
Cheung Kong (Holdings)
Ltd.
Cheung Kong Infrastructure
Ltd.
CLP Holdings Limited
China Telecom Ltd.
CITIC Pacific Ltd.
China Resources Enterprise Limited
First Pacific Company Ltd.
Great Eagle Holdings Ltd.
Guangdong Investment Ltd.
Hang Lung Development
Company Ltd.
Hang Seng Bank Ltd.
Henderson Investment Ltd.
Hendersen Land Development
Company Ltd.
Hongkong Electric
Holdings Ltd.
The Hongkong and China
Gas Company Ltd.
The Hong Kong and Shanghai
Hotels Ltd.
Hong Kong Telecommunications
Ltd.
Hopewell Holdings Ltd.
HSBC Holdings PLC
Hutchison Whampoa Ltd.
Hysan Development Company Ltd.
New World Development Company
Ltd.
Shanghai Industrial Holdings Ltd.
Shangri-La Asia Ltd.
Sino Land Company Ltd.
Sun Hung Kai Properties Ltd.
Swire Pacific Ltd. (A)
Television Broadcasts Ltd.
The Wharf (Holdings) Ltd.
Wheelock and Company Ltd.

    The Nikkei 225 Index. The Nikkei Stock Average, or Nikkei 225 Index is a price-weighted index of 225 Japanese companies listed in the First Section of the Tokyo Stock Exchange. The Nikkei 225 was first published in 1950, and is well known both inside and outside Japan. The Nikkei 225 average is calculated as a price-weighted average of the component stock prices, adjusted by a divisor to account for non-market factors, rights and changes to the constituent issues. The following are the stocks currently represented in the Nikkei 225 Index:

Ajinomoto Co. Inc.
All Nippon Airways Co. Ltd.
Aoki Corporation
Asahi Breweries Ltd.
Asahi Chemical Industry Co. Ltd.
Asahi Denka Kogyo K.K.
Asahi Glass Co. Ltd.
Bridgestone Corporation
Canon Inc.
Chichibu Onoda Cement
Corporation
Chiyoda Corporation
Chubu Electric Power Co., Inc.
Citizen Watch Co. Ltd.
Dai Ichi Kangyo Bank Ltd.
Dai Nippon Printing Co. Ltd.
Dainippon Pharmaceutical Co.
Ltd.
Daiwa House Industry Co. Ltd.
Denki Kagaku Kogyo K.K.
Dowa Mining Co. Ltd.
Ebara Corporation
Fuji Bank Ltd.
Fuji Electric Co. Ltd.
Fuji Photo Film Co. Ltd.
Fuji Spinning Co. Ltd.
Fujikura Ltd.
Fujita Corporation
Fujitsu Ltd.
Furukawa Co. Ltd.
Furukawa Electric Co. Ltd.
Hazama Corporation
Heiwa Real Estate Co. Ltd.
Hino Motors Ltd.
Hitachi Ltd.
Hitachi Zosen Corporation
Hokuetsu Paper Mills Ltd.
Honda Motor Co. Ltd.
Honen Corporation Industries Inc.
Iseki and Co. Ltd.
Ishikawajima-Harima Heavy
Industries
Isuzu Motors Ltd.
Itochu Corporation
Iwatani International Corporation
Japan Energy Corporation
Japan Securities Finance Co. Ltd.
Japan Steel Works Ltd.
Kajima Corporation
Kanebo Ltd.
Kansai Electric Power Co. Inc.
Kawasaki Heavy Ind. Ltd.
Kawasaki Kisen Kaisha Ltd.
Kawasaki Steel Corporation
Keihin Electric Express
Railway Co.
Keio Teito Electric
Railway Co. Ltd.
Keisei Electric Railway
Co. Ltd.
Kikkoman Corporation
Kirin Brewery Co. Ltd.
Kobe Steel Ltd.
Komatsu Ltd.
Konica Corporation
Koyo Seiko Co. Ltd.
Kubota Corporation
Kumagai Gumi Co.
Kuraray Co. Ltd.
Kyokuyo
Kyowa Hakko Kogyo
Marubeni Corporation
Marui Co., Ltd.
Maruzen Co., Ltd.
Matsushita Electric Industrial Co.
Mazda Motor
Meidensha Corporation
Meiji Milk Products

Meiji Seika
Mercian Corporation
Minebea Co., Ltd.
Mitsubishi Bank
Mitsubishi Chemical Corporation
Mitsubishi Corporation
Mitsubishi Electric Corporation
Mitsubishi Estate Co. Ltd.
Mitsubishi Heavy Industries
Mitsubishi Materials Corporation
Mitsubishi Oil Co. Ltd.
Mitsubishi Papers Mills Ltd.
Mitsubishi Rayon Co. Ltd.
Mitsubishi Steel Manufacturing
Co.
Mitsubishi Trust and
Banking Corporation
Mitsubishi Warehouse and
Transport
Mitsui and Co. Ltd.
Mitsui Engineering and
Shipbuilding Co. Ltd.
Mitsui Fuddsan Co. Ltd.
Mitsui Marine and Fire
Insurance Co.
Mitsui Mining and Smelting Ltd.
Mitsui Mining Co. Ltd.
Mitsui O.S.K. Lines Ltd.
Mitsui Soko Co. Ltd.
Mitsui Trust and Banking
Co. Ltd.
Mitsukoshi Ltd.
Morinaga and Co. Ltd.
Nachi Fujikoshi Corporation
Navix Line Ltd.
NEC Corporation
New Oji Paper Co.
NGK Insulators Ltd.
Nichirei Corporation
Nichiro Corporation
Nichiro Gyogyo Kaisha Ltd.
Nihon Cement Co. Ltd.
Niigata Engineering Co. Ltd.
Nikko Securities Co. Ltd.
Nikon Corporation
Nippon Beet Sugar Manufacturing
Co.
Nippon Carbide Industries
Co. Inc.
Nippon Carbon Co. Ltd.
Nippon Chemical Industrial
Co. Ltd.
Nippon Denko Co. Ltd.
Nippon Express Co. Ltd.
Nippon Flour Mills Co. Ltd.
Nippon Kayaku Co. Ltd.
Nippon Light Metal Co. Ltd.
Nippon Metal Industry Co. Ltd.
Nippon Oil Co. Ltd.
Nippon Paper Ind. Co. Ltd.
Nippon Piston Ring Co. Ltd.
Nippon Sharyo Ltd.
Nippon Sheet Glass Co. Ltd.
Nippon Shinpan Co. Ltd.
Nippon Soda Co. Ltd.
Nippon Steel Corporation
Nippon Suisan Kaisha Ltd.
Nippon Synthetic Chemical
Industry
Nippon Telegraph and
Telephone NTT
Nippon Yakin Kogyo
Nippon Yusen K.K.
Nippondenso Co. Ltd.
Nissan Chemical Industries Ltd.
Nissan Motor Co. Ltd.
Nisshin Flour Milling Co. Ltd.
Nisshin Oil Mills Ltd.
Nisshinbo
Nissho Iwai Corporation
Nitto Boseki Co. Ltd.
NKK Corporation
NOF Corporation
Nomura Securities Co. Ltd.
Noritake Co. Ltd.
NSK Limited
NTN Corporation
Obayashi Corporation
Odakyu Electric Railway
OKI Electric Industry Co.
Okuma Corporation
Osaka Gas Co. Ltd.
Pioneer Electronic Corporation
Rasa Industries Ltd.
Ricoh Company Ltd.
Sakura Bank Ltd.
Sankyo Co. Ltd.
Sankyu Inc.
Sanwa Bank
Sanyo Electric Co. Ltd.
Sapporo Breweries Ltd.
Sato Kogyo Co. Ltd.
Seika Corporation
Sharp Corporation
Shimizu Corporation
Shimura Kako Co., Ltd.
Shin Etsu Chemical Co. Ltd.
Shinagawa Refractories
Co. Ltd.
Shionogi and Co. Ltd.
Showa Shell Sekiyu K.K.
Showa Denko K.K.
Showa Line Ltd.
Showa Electric Wire and
Cable Co. Ltd.
Sony Corporation
Sumitomo Bank Ltd.
Sumitomo Chemical Co. Ltd.
Sumitomo Coal Mining
Co. Ltd.
Sumitomo Corporation
Sumitomo Electric Industries
Ltd.
Sumitomo Heavy Industries Ltd.
Sumitomo Metal Industries Ltd.
Sumitomo Metal Mining Ltd.
Sumitomo Osaka Cement Co. Ltd.
Suzuki Motor Corporation
Taisei Corporation
Takara Shuzo
Takeda Chemical Industries
Teijin Ltd.
Teikoku Oil
Tekken Corporation
Toa Corporation
Toagosei Chemical Industry
Tobishima Corporation
Tobu Railway
Toei Co.
Toho Rayon
Toho Zinc Co. Ltd.
Tokai Carbon Co. Ltd.
Tokio Marine and Fire
Insurance Co.
Tokyo Dome Corporation
Tokyo Electric Power Co. Inc.
Tokyo Gas Co. Ltd.
Tokyo Rope Mfg.
Tokyu Corporation
Tokyu Department Store
Tomen Corporation
Tonen Corporation
Toppan Printing Co. Ltd.
Topy Industries
Toray Industries
Toshiba Corporation
Tosoh Corporation
Toto Ltd.
Toyo Seikan Kaisha
Toyo Tire & Rubber Company
Toyobo Co. Ltd.
Toyota Motor Corporation
UBE Industries Unitika Ltd.
Yamaha Corporation
Yamanouchi Pharmaceutical
Yasuda Fire & Marine
Insurance
Yokogawa Electric
Yokohama Rubber Company
Ltd.
Yuasa Corporation

PORTFOLIO SELECTION

    The Fund consists of three separate portfolios, the United Kingdom Portfolio, the Hong Kong Portfolio and the Japan Portfolio, which contain common stocks in the FT Index, the Hang Seng Index and the Nikkei 225 Index, respectively, having the highest dividend yield as of the dates indicated in Part A. 'Highest dividend yield' means the yield for each Security calculated by adding the most recent interim and final dividends declared on that Security and dividing the result by the market value of that Security. This rate is historical and there is no assurance that any dividends will be declared or paid in the future on the Securities. No leverage or borrowing is used nor do the Portfolios contain other kinds of securities to enhance yield.

    The Strategy selection process is a straightforward, objective, mathematical application that ignores any subjective factors concerning an issuer in the related index, an industry or the economy generally. The application of the Strategy may cause a Portfolio to own a stock that the Sponsors do not recommend for purchase and, in fact, the Sponsors may have sell recommendations on a number of the stocks in a Portfolio at the time the stocks are selected for inclusion in the Portfolio. Various theories attempt to explain why a common stock is among the ten highest yielding stocks in the related index at any given time: the issuer may be in financial difficulty or out of favor in the market because of weak earnings or performance or forecasts or negative publicity; uncertainties relating to pending or threatened litigation or pending or proposed legislation or government regulation; the stock may be a cyclical stock reacting to national or international economic developments; or the market may be anticipating a reduction in or the elimination of the company's dividend. Some of the foregoing factors may be relevant to only a segment of an issuer's overall business yet the publicity may be strong enough to outweigh otherwise solid business performance. In addition, companies in certain industries have historically paid high dividends.

    The deposit of the Securities in each Portfolio on the initial date of deposit established a proportionate relationship among the number of shares of each Security in that Portfolio. During the 90-day period following the initial date of deposit the Sponsors may deposit additional Securities in order to create new Units, maintaining to the extent practicable that original proportionate relationship. Deposits of additional Securities subsequent to the 90-day period must generally replicate exactly the proportionate relationship among the number of shares of each Security in a Portfolio at the end of the initial 90-day period. The ability to acquire each Security at the same time will generally depend upon the Security's availability and any restrictions on the purchase of that Security under the federal securities laws or otherwise.

    Additional Units may also be created by the deposit of cash (including a letter of credit) with instructions to purchase additional Securities. This practice could cause both existing and new investors to experience a dilution of their investments and a reduction in their anticipated income because of price fluctuations in the Securities between the time of the cash deposit and the actual purchase of the additional Securities and because the associated brokerage fees will be an expense of the Portfolio. To minimize the risk of price fluctuations when purchasing Securities, each Portfolio will try to purchase Securities as close to the Evaluation Time or at prices as close to the evaluated prices as possible and may purchase Securities on exchanges other than the London, Hong Kong and Tokyo Stock Exchanges. A Portfolio may also enter into program trades with unaffiliated broker/dealers, which could have the effect of increasing brokerage commissions while reducing market risk.

    Because each Portfolio in a Defined Asset Fund is a preselected portfolio, you know the securities before you invest. Of course, the Portfolios will change somewhat over time, as Securities are purchased upon creation of additional Units, as Securities are sold to meet Unit redemptions or in other limited circumstances.

PORTFOLIO SUPERVISION

    Each Portfolio follows a buy and hold investment strategy in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. Although each Portfolio is regularly reviewed, because of the Strategy the Portfolio is unlikely to sell any of the Securities other than to satisfy redemptions of units, or to cease buying additional shares in connection with the issuance of Additional Units. More specifically, adverse developments concerning a Security including the adverse financial condition of the issuer, a failure to maintain a current dividend rate, the institution of legal proceedings against the issuer, a default under certain documents materially and adversely affecting the future declaration of dividends, or a decline in the price or the occurrence of other market or credit factors (including a public tender offer or a merger or acquisition transaction) that might otherwise make retention of the Security detrimental to the interest of investors, will generally not cause a Portfolio to dispose of a Security or cease buying it. Furthermore, each Portfolio will likely continue to hold a Security and purchase additional shares notwithstanding its ceasing to be included among the ten highest dividend yielding stocks in the related Index or even its deletion from that Index.

RISK FACTORS

    An investment in a Portfolio entails certain risks, including the risk that the value of your investment will decline if the financial condition of the issuers of the Securities becomes impaired or if the general condition of the relevant stock market worsens and the risk that holders of common stocks have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of capital provided by debt securities. Common stocks in general may be especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The Sponsors cannot predict the direction or scope of any of these factors.

    Foreign Issuers. Investments in securities of foreign issuers involve risks that are different from investments in securities of domestic issuers. These risks may include future political and economic developments, withholding taxes, the possibility of exchange controls or other governmental restrictions on the payment of dividends, less publicly available information and the absence of uniform accounting, auditing and financial reporting standards, practices and requirements.

    The information set forth below has been extracted from various governmental and private publications, but no representation can be made as to its accuracy; furthermore, no representation is made that any correlation exists between the state of the economy of the United Kingdom and the value of any Securities held by the United Kingdom Portfolio, between the economy of Hong Kong and the value of any Securities held by the Hong Kong Portfolio or between the economy of Japan and the value of any Securities held by the Japan Portfolio.

UNITED KINGDOM PORTFOLIO RISK FACTORS

    The United Kingdom Portfolio contains common stocks of British companies engaged in such industries as banking, the chemical industry, the building and construction industry, the transportation industry, telecommunications and insurance. Many of these industries are subject to extensive government regulation which may have a materially adverse effect on the performance of their securities.

    The economy of the United Kingdom is focused upon the private services sector, which includes the wholesale and retail sector, banking, finance, insurance, and tourism. Services as a whole account for a majority of the United Kingdom's gross national product and make a significant contribution to the country's balance of payments. In addition, the United Kingdom, as a member of the European Union (the 'EU'), formerly known as the European Community, is subject to the effects of the recent rapid political and social change throughout Europe although the extent and nature of future economic development in the United Kingdom and Europe and the impact of such development upon the value of the securities in the United Kingdom Portfolio is impossible to predict.

HONG KONG RISK FACTORS

    The Portfolio contains common stocks of companies trading on The Stock Exchange of Hong Kong Limited (the 'Hong Kong Stock Exchange'). Hong Kong, having been a colony of the United Kingdom since the 1840's, reverted to the sovereignty of the People's Republic of China ('China') on July 1, 1997. Under British rule, the Hong Kong government generally followed a laissez-faire policy towards industry, and over the ten year period between 1983 and 1993, Real Gross Domestic Product increased at an average annual rate of approximately 6%. There are no major import, export or foreign exchange restrictions, and regulation of business is generally minimal with certain exceptions, including regulated entry into certain sectors of the economy.

    When sovereignty over Hong Kong reverted from the United Kingdom to China, Hong Kong became a Special Administrative Region ('SAR') of China. The Joint Declaration signed by China and the United Kingdom in 1984 provides that the basic policies of China regarding Hong Kong will be stipulated in the Basic Law of Hong Kong which was enacted by the National People's Congress of China in 1990. Although the Basic Law provides that Hong Kong will have a high degree of legislative, judicial and economic autonomy, there can be no assurance that the general economic position of Hong Kong will not be adversely affected as a consequence of the exercise of Chinese sovereignty over Hong Kong. In addition, business confidence in Hong Kong can be significantly affected by political developments and statements by public figures in China, which in turn can affect markets and business performance. The Basic Law also provides that the socialist system and policies shall not be practiced in the Hong Kong SAR, and that the previous capitalist system and way of life shall remain unchanged for 50 years. In addition, the Basic Law provides that the laws previously in force in Hong Kong shall be maintained, except for any laws that contravene the Basic

Law, and subject to any amendment by the legislature of the Hong Kong SAR. The Basic Law further provides that the government of the Hong Kong SAR shall provide an appropriate economic and legal environment for the maintenance of the status of Hong Kong as an international financial center. The power of interpretation of the Basic Law is vested in the Standing Committee of the National People's Congress of China, although the courts of the Hong Kong SAR may interpret the Basic Law in adjudicating cases before them, subject to certain limitations. No assurance can be given as to the effect of the resumption of Chinese sovereignty or the implementation or interpretation of the Basic Law on Hong Kong or the Hong Kong stock market.

    It is possible that the outcome of these matters and the actions of the Hong Kong SAR government and other parties both in Hong Kong and abroad as well as any perceived instability in China's government or economic, political or social situation may damage public confidence, increase market volatility or have an adverse effect on the Hong Kong stock market.

    Hong Kong Stock Exchange. The Hong Kong Stock Exchange, with a total market capitalization as of May 28, 1998 of approximately HKD 2.557 trillion (U.S. $330 billion), is the second largest stock market in Asia, measured by market capitalization, behind that of Japan. As of that date, 664 companies and 1,387 securities (including ordinary shares, warrants and other derivative instruments) were listed on the Hong Kong Stock Exchange. The Securities and Futures Commission exercises supervision of the securities, financial investment and commodities futures industry.

    The constituent stocks of the Hang Seng Index are subject to change, and delisting of shares of any issuers may have an adverse impact on the performance of the Portfolio, although delisting would not necessarily result in the disposal of the stock of these companies, nor would it prevent the Portfolio from purchasing such Securities in connection with the issuance of additional Units or the purchase of additional Hong Kong Securities. Jardine Matheson Holdings Ltd. and Jardine Strategic Holdings Ltd. delisted from the Hong Kong Stock Exchange as of November 30, 1994 and three other Jardine affiliates delisted as of February 28, 1995. These five Jardine companies represented almost 10% of the total capitalization of the Hang Seng Index at that time. In addition, following Hong Kong's reversion to Chinese sovereignty, an increased number of Chinese companies may become listed in Hong Kong, thereby changing the composition of the stock market and, potentially, the composition of the Hang Seng Index.

    Hong Kong Real Estate and Property Companies. The Portfolio is considered to be concentrated in common stocks of companies engaged in real estate asset management, development, leasing, property sales and other related activities. Many factors may have an adverse impact on the companies in this industry, including economic recession, the cyclical nature of real estate markets, competitive overbuilding, unusually adverse weather conditions, changing demographics, changes in governmental regulations (including tax laws and environmental, building, zoning and sales regulations), increases in real estate taxes or costs of material and labor, the inability to secure performance guarantees or insurance as required, the unavailability of investment capital and the inability to obtain construction financing or mortgage loans at rates acceptable to builders and purchasers of real estate. A recent rise in interest rates due to currency crises in Asia have hurt real estate prices in Hong Kong.

    Additionally, a number of Hong Kong real estate companies are now involved in the purchase and development of real estate in China, especially in the cities of Beijing, Shanghai, Guangzhou and Shenzen. The property market in a number of these cities has experienced a rise in construction costs and a growing supply of residential and office space.

JAPAN PORTFOLIO RISK FACTORS

    The Japan Portfolio contains common stocks of Japanese companies trading on the Tokyo Stock Exchange (the 'TSE').

    Volatility of the TSE. Although the market for Japanese stocks traded on the First Section of the TSE is substantial in terms of trading volume and liquidity, the TSE has nonetheless exhibited significant market volatility in the past several years. The general weakness in TSE prices since 1989 has adversely affected financial institutions (including banks and insurance companies) heavily invested in the market, in turn contributing to weakness in the Japanese economy.

    Political Factors. Reports of official improprieties, resignations and political reallignments have recently been followed by significant economic reforms. There is currently uncertainty as to the future of Japan's political outlook (including the influence and effectiveness of Japan's bureaucracy) and the impact of these political factors on the Japanese economy and the stock market.

    Economic Factors. The Japanese economy is experiencing its worst recession since World War II in the 1990s and the economy has been largely stagnant since October 1993. Strains on the financial system in the form of non-performing loans of financial institutions and real estate companies have been one of the major causes of Japan's economic weakness. The bad debt problem has required and may continue to require disproportionate contributions by major banks, and has contributed to insolvency of several major financial institutions as well as the restriction of credit in the domestic economy. Japanese exports could be adversely affected by pressure from trading partners -- particularly the U.S. -- to improve trade imbalances. Japan's economy is vulnerable to the current instability of its trading partners in South East Asia.

    In recent months, while the values of stocks and real estate assets have continued to stagnate, certain other aspects of the domestic economy have deteriorated. Declining consumer demand, reduced capital investment by corporations, the direct and indirect effects of weakening currencies elsewhere in Asia and other factors have adversely affected the profitability of Japanese corporations. Lending by commercial banks has been constrained by capital adequacy considerations, leading to a credit crunch that has adversely affected borrowers dependent upon banks for financing. Certain large financial institutions have failed, contributing to instability in the financial sector. While the Government has undertaken certain measures to stimulate the domestic economy and to support financial institutions, the impact of such measures has been limited.

VOLATILITY

    Foreign stock prices may be more volatile then U.S. stock prices. The following table demonstrates the volatility of the Hang Seng Index and the Nikkei 225 Index in comparison to that of the FT Index and the Dow Jones Industrial Average by showing for each index the number of trading days during the period from January 1, 1989 through March 31, 1998, on which the value of the index in local currency gains or lost 1%, 2% and 3% of its value as of the previous trading day.


                                                     NUMBER OF TRADING DAYS WITH GAINS OR LOSSES SHOWN
                                             -----------------------------------------------------------------
                                                                  NIKKEI                          DOW JONES
     PERCENTAGE GAINS OR LOSSES               HANG SENG            225             FT             INDUSTRIAL
          IN VALUE OF INDEX                     INDEX             INDEX           INDEX            AVERAGE
-------------------------------------        -----------         --------         -----         --------------

1%...................................                 840              833           390                    482
2%...................................                 320              314            58                     51
3%...................................                 135              121            13                     15


    Previous performance is no guarantee of future results; any index may display more or less volatility in the future. In 1989, the Hang Seng Index rose to 3,310 in May from its previous year-end level of 2,687 but fell to 2,094 in early June following the events at Tiananmen Square. The Hang Seng Index gradually climbed in subsequent months but fell by 181 points on October 13, 1989 (approximately 6.5%) following a substantial fall in the U.S. stock markets, and at the year end closed at a level of 2,837. Also, during 1994 the Hang Seng Index lost approximately 31% of its value. On October 23, 1997, the Hang Seng Index dropped by 1,211 points (approximately 10.4%) and had lost 18% of its value by the end of the week. The decline was triggered initially by the Hong Kong monetary authority's decision to raise interest rates in order to protect the Hong Kong dollar against speculative activity by currency traders. The rising interest rates and fear of potential currency devaluation led to volatile trading, especially in interest-rate sensitive banking and property company stocks, and a drop in the value of the Hang Seng Index of as much as 13.7% in one day on October 28, 1997. By October 30, 1997, the Hang Seng Index had lost approximately 20% of its value from the previous year, and approximately 35% from the record high reached in August 1997.

FOREIGN EXCHANGE RATES

    Because securities of non-U.S. issuers generally pay dividends and trade in foreign currencies, there is the risk that the U.S. dollar value of these securities will vary with fluctuations in foreign exchange rates. Currencies are geneally traded by leading international commercial banks and institutional investors. From time to time, central banks in a number of countries also are major buyers and sellers of foreign currencies, mostly to prevent or reduce substantial exchange rate fluctuations. Most foreign currencies have fluctuated widely in value against the U.S. dollar because of changing investor perceptions, currency speculation by institutional investors, supply and demand of the respective currency, the soundness of the world economy and the relative strength of the respective economy, the impact of actual and proposed government policies, interest rate differentials between currencies and the balance of imports and exports of goods and services and transfers of income and capital from one country to another.

    For example, during 1997, the Japanese yen has dropped approximately 12.71% against the US dollar to a low of 130.57 on December 31, 1997. The yen has fallen 61.9% from a high of 80.63 against the US dollar on April 18, 1995 to its current level. In comparison, the British pound has fallen 4.01% against the US dollar from the year's start (to close 1.6454 on December 31, 1997) although it reached a peak of 1.7112 and traded on an average of 1.6389 over the year. Since 1983, the Hong Kong dollar has been 'pegged' to the U.S. dollar at a rate of HKD
7.80 to US$1, although there is no guarantee that the Hong Kong dollar will continue to be pegged to the U.S. dollar at such rate, or at all, in the future. If the Hong Kong dollar ceased to be pegged to the U.S. dollar, or were devalued relative to the U.S. dollar, there could be an adverse effect on the value of the Hong Kong Portfolio.

    The following table shows fluctuations in the value of the British pound, Hong Kong dollar and Japanese yen relative to the U.S. dollar in the past 20 years.

                   CHANGES IN FOREIGN CURRENCY EXCHANGE RATES


          RANGE OF                     RANGE OF
                         % CHANGE
         FLUCTUATIONS   IN PERIOD     FLUCTUATIONS     % CHANGE IN
            U.S.        U.K. POUND     HONG KONG          PERIOD            RANGE OF
           DOLLAR/      STERLING/       DOLLAR/         HONG KONG         FLUCTUATIONS      % CHANGE IN PERIOD
         U.K. POUND        U.S.          U.S.            DOLLAR/         JAPANESE YEN/        JAPANESE YEN/
PERIOD    STERLING*      DOLLAR**       DOLLAR*       U.S. DOLLAR**       U.S. DOLLAR*        U.S. DOLLAR**
-----    -----------    ----------    -----------    ----------------    --------------    --------------------

  1978   2.095-1.807           6.32   4.840-4.601                -4.07    242.54-177.39                    18.92
  1979   2.332-1.979           8.52   5.243-4.739                -3.02    250.75-193.75                   -23.18
  1980   2.452-2.134           6.75   5.211-4.784                -3.68    259.47-202.30                    15.31
  1981   2.427-1.763         -25.00   6.155-5.125               -10.62    245.39-199.05                    -8.33
  1982   1.933-1.593         -18.18   6.940-5.662               -14.45    278.16-218.75                    -6.87
  1983   1.623-1.415         -11.30   8.750-6.472               -19.78    247.58-226.75                     1.19
  1984   1.492-1.158         -25.43   7.990-7.775                -0.55    251.25-222.70                    -8.14
  1985   1.494-1.044          19.94   7.860-7.722                 0.15    263.43-200.25                    20.15
  1986   1.555-1.377           2.03   7.825-7.766                 0.20    202.70-152.00                    20.65
  1987   1.886-1.468          21.21   7.814-7.750                 0.58    159.40-121.25                    23.95
  1988   1.896-1.663          -3.48   7.824-7.768                -0.81    136.52-121.10                    -3.29
  1989   1.823-1.500         -12.04   7.816-7.773                 0.10    149.62-123.60                   -15.01
  1990   1.976-1.595          16.37   7.817-7.754                 0.09    159.90-125.05                     5.53
  1991   1.999-1.602          -3.24   7.875-7.711                 0.27    141.90-124.90                     8.10
  1992   2.004-1.505         -23.44   7.777-7.723                 0.44    134.53-119.35                    -0.02
  1993   1.590-1.417          -2.36   7.766-7.723                 0.25    126.10-101.10                    10.58
  1994   1.637-1.461           5.46   7.753-7.730                -0.18    113.10- 96.77                    10.76
  1995   1.641-1.530          -0.77   7.768-7.730                 0.04    104.29- 81.09                    -3.85
  1996   1.714-1.493           9.32   7.742-7.724                -0.01    116.21-103.45                   -12.01
  1997   1.711-1.578          -4.01   7.742-7.784                -0.19    130.80-111.20                   -12.71
  1998   1.687-1.613          -1.66   7.750-7.735                -0.00    134.17-123.27                    -1.90
(through
  3/31


---------
*  DRI/McGrawHill.
** Ibbotson Associates.

    The Trustee is required to conduct a Portfolio's foreign currency conversions either on a spot (i.e., cash) or forward foreign exchange basis, whichever will synchronize the currency conversions as exactly as practicable with the settlement dates of the relevant foreign stock or with the dividend distribution dates of the Portfolio, as the case may be. Foreign currency conversions are generally conducted on a principal basis and foreign exchange dealers realize a profit based upon the difference between the price at which they are willing to buy a particular currency (bid price) and the price at which they are willing to sell the currency (offer price). The cost to the Portfolio of engaging in these foreign currency conversions also varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Portfolio evaluations include the cost of buying or selling a forward foreign exchange contract in the relevant currency to correspond to the settlement period for purchases and redemptions of Units.

EXCHANGE CONTROLS

    At the present time the Sponsors do not believe that any of the Securities is subject to exchange control restrictions which would materially interfere with payment to a Portfolio of amounts due on the Securities. There can be no assurance that exchange control regulations might not be adopted in the future which might adversely affect payments to a Portfolio. In addition, the adoption of exchange control regulations or other legal restrictions could have an adverse impact on the marketability of international securities in a Portfolio and on the ability of that Portfolio to satisfy redemptions.

LIQUIDITY

    Sales of foreign securities by a Portfolio in United States securities markets are ordinarily subject to severe restrictions and will generally be made only in foreign securities markets. Securities may be traded in foreign countries where the securities markets are not as developed or efficient and may not be as liquid as those in the United States. A foreign market's liquidity might become impaired as a result of economic or political turmoil in a country in whose currency a Portfolio had a substantial portion of its assets invested, or should relations between the United States and such foreign country deteriorate markedly. Additionally, the principal trading market for the Securities, even if otherwise listed, may be the over-the-counter market in which liquidity will depend on whether dealers will make a market in the Securities.

LITIGATION AND LEGISLATION

    The Sponsors do not know of any pending litigation as of the initial date of deposit that might reasonably be expected to have a material adverse effect on a Portfolio, although pending litigation may have a material adverse effect on the value of Securities in a Portfolio. In addition, at any time after the initial date of deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, affecting the Securities in a Portfolio or the issuers of the Securities. Changing approaches to regulation may have a negative impact on certain companies represented in a Portfolio. There can be no assurance that future litigation, legislation, regulation or deregulation will not have a material adverse effect on a Portfolio or will not impair the ability of the issuers of the Securities to achieve their business goals.

LIFE OF THE PORTFOLIOS

    The size and composition of a Portfolio will be affected by the level of redemptions of Units that may occur from time to time. Principally, this will depend upon the number of investors seeking to sell or redeem their Units or participating in a rollover. Each Portfolio will be terminated no later than the mandatory termination date specified in Part A of the Prospectus. They will terminate earlier upon the disposition of the last Security in that Portfolio or upon the consent of investors holding 51% of the Units. A Portfolio may also be terminated earlier by the Sponsors once its total assets have fallen below the minimum value specified in Part A of the Prospectus. A decision by the Sponsors to terminate a Portfolio early, which will likely be made following the rollover, will be based on factors such as its size relative to its original size, the ratio of Portfolio expenses to income, and the cost of maintaining a current prospectus. See Trust Termination.

HOW TO BUY UNITS

    Units are available from any of the Sponsors at the Public Offering Price. The Public Offering Price varies each Business Day with changes in the value of the Portfolio and other assets and liabilities of the Fund.

PUBLIC OFFERING PRICE

    Units are charged a combination of Initial and Deferred Sales Charges equal, in the aggregate, to a maximum charge of 2.75% of the Public Offering Price or, for quantity purchases of units of all Select and Focus Portfolios and certain other Selected Equity Investor Series by an investor and the investor's spouse and minor children, or by a single trust estate or fiduciary account, made on a single day, the following percentages of the public offering price:

                                            APPLICABLE SALES CHARGE
                                          (GROSS UNDERWRITING PROFIT)
                                          ---------------------------
                                            AS % OF
                                            PUBLIC       AS % OF NET
                                           OFFERING         AMOUNT
AMOUNT PURCHASED                             PRICE         INVESTED
----------------------------------------- -----------    ------------
Less than $50,000........................         2.75%          2.778%
$50,000 to $99,999.......................         2.50           2.519
$100,000 to $249,999.....................         2.00           2.005
$250,000 to $999,999.....................         1.75           1.750
$1,000,000 or more.......................         1.00           1.000


Prudential Securities Incorporated, which will participate only in rollover sales, will receive a preferred dealer concession of $13.00 per 1,000 Units of a Portfolio.

    The Deferred Sales Charge is a monthly charge of $1.75 per 1,000 units and is accrued in ten monthly installments commencing on the date indicated in Part A of this Prospectus. Units redeemed or repurchased prior to the accrual of the final Deferred Sales Charge installment will have the amount of any remaining installments deducted from the redemption or repurchase proceeds or deducted in calculating an in-kind distribution, although this deduction will be waived in the event of the death or disability (as defined in the Internal Revenue Code of 1986) of an investor. The Initial Sales Charge is equal to the aggregate sales charge, determined as described above, less the aggregate amount of any remaining installments of the Deferred Sales Charge.

    It is anticipated that Securities will not be sold to pay the Deferred Sales Charge until after the date of the last installment. Investors will be at risk for market price fluctuations in the Securities from the several installment accrual dates to the dates of actual sale of Securities to satisfy this liability.

    Employees of certain Sponsors and Sponsor affiliates and non-employee directors of Merrill Lynch & Co., Inc. may purchase Units subject only to the Deferred Sales Charge.

EVALUATIONS

    Evaluations are determined by the Trustee on each Business Day. This excludes Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. In addition, for the United Kingdom Portfolio, 'business day' shall exclude the following U.K. holidays: Easter Monday, May Day, Summer Bank Holiday and Boxing Day; for the Hong Kong Portfolio, 'business day' shall also exclude the following Hong Kong holidays: the day following the Ching Ming Festival, Easter Monday, first day of July, Sino-Japanese War Victory Day, National Day and the following day, the day following the Mid-Autumn Festival and Chung Yeung Festival; and for the Japan Portfolio, 'business day' shall also exclude the following Japanese Holidays: the four-day Year End Holiday, Adults Day, National Foundation Day observance, Vernal Equinox Day, Greenery Day, Constitution Memorial Day, Childrens Day observance, Respect for the Aged Day observance, Autumnal Equinox Day, Health-Sports Day, Culture Day observance and Emperor's Birthday. If the Securities are listed on a securities exchange, evaluations are generally based on closing sales prices on that exchange (unless the Trustee deems these prices inappropriate) or, if closing sales prices are not available, at the mean between the closing bid and offer prices. If the Securities are not listed or if listed but the principal market is elsewhere, the evaluation is generally determined based on sales prices of the Securities on the over-the-counter market or, if sales prices in that market are not available, on the basis of the mean between current bid and offer prices for the Securities or for comparable securities or by appraisal or by any combination of these methods. Neither the Sponsors nor the Trustee guarantee the enforceability, marketability or price of any Securities. All evaluations are converted to U.S. dollars at the then current exchange rates which include the cost of a forward foreign exchange contract in the relevant currency to correspond to the requirement that the Trustee settle redemption requests in U.S. dollars within seven days.

NO CERTIFICATES

    All investors are required to hold their Units in uncertificated form and in 'street name' by their broker, dealer or financial institution at the Depository Trust Company ('DTC').

HOW TO REDEEM OR SELL UNITS

    You can redeem your Units at any time for net asset value. In addition, the Sponsors have maintained an uninterrupted secondary market for Units for over 20 years and will ordinarily buy back Units at net asset value. The following describes these two methods to redeem or sell Units in greater detail.

REDEEMING UNITS

    You can always redeem your Units for net asset value. This can be done by contacting your broker, dealer or financial institution that holds your Units in street name. In certain instances, additional documents may be required such as a trust instrument, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

    Within seven days after the receipt of your request (and any necessary documents), a check will be mailed to you in an amount equal to the net asset value of your Units. Because of the sales charge, market movements or changes in the Portfolio, net asset value at the time you redeem your Units may be greater or less than the original cost of your Units. Net asset value is calculated each Business Day by adding the value of the Securities, declared but unpaid dividends on the Securities, cash and the value of any other Fund assets; deducting unpaid taxes or other governmental charges, accrued but unpaid Fund expenses and any remaining Deferred Sales Charges, unreimbursed Trustee advances, cash held to redeem Units or for distribution to investors and the value of any other Fund liabilities; and dividing the result by the number of outstanding Units. After the initial offering period, net asset value will be reduced to reflect the cost to the Fund of liquidating Securities to pay the redemption price.

    As long as the Sponsors are maintaining a secondary market for Units (as described below), the Trustee will not actually redeem your Units but will sell them to the Sponsors for net asset value. If the Sponsors are not maintaining a secondary market, the Trustee will redeem your Units for net asset value or will sell your Units in the over-the-counter market if the Trustee believes it will obtain a higher net price for your Units. If the Trustee is able to sell the Units for a net price higher than net asset value, you will receive the net proceeds of the sale.

    If cash is not available in the Fund's Income and Capital Accounts to pay redemptions, the Trustee may sell Securities selected by the Agent for the Sponsors based on market and credit factors determined to be in the best interest of the Fund. These sales are often made at times when the Securities would not otherwise be sold and may result in lower prices than might be realized otherwise and may also reduce the size and diversity of the Fund. If Securities sales are made during a time when additional Units are being created by the purchase of additional Securities (as described under Portfolio Selection), Securities will be sold in a manner designed to maintain, to the extent practicable, the proportionate relationship among the number of shares of each Security in the Portfolio.

    Any investor owning Units representing at least the lesser of Securities with a value of at least U.S.$250,000 or 10% of the net asset value of a Portfolio who redeems those Units prior to the rollover notification date indicated in Part A of the Prospectus may, in lieu of cash redemption, request distribution in kind of an amount and value of Securities per Unit equal to the otherwise applicable Redemption Price per Unit. Whole shares of each Security together with cash from the Capital Account equal to any fractional shares to which the investor would be entitled (less any Deferred Sales Charge payable) will be paid over to a distribution agent and either held for the account of the investor or disposed of in accordance with instructions of the investor. Any brokerage commissions as well as any transfer and ongoing custodial fees on sales of Securities in connection with in-kind redemptions will be borne by the redeeming investors. The in-kind redemption option may be terminated by the Sponsors at any time upon prior notice to investors.

    Redemptions may be suspended or payment postponed (i) if the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making disposal or evaluation of the Securities not reasonably practicable or (iii) for any other period permitted by SEC order.

SPONSORS' SECONDARY MARKET FOR UNITS

    The Sponsors, while not obligated to do so, will buy back Units at net asset value without any other fee or charge as long as they are maintaining a secondary market for Units. Because of the sales charge, market movements or changes in the portfolio, net asset value at the time you sell your Units may be greater or less than the original cost of your Units. The Sponsors may resell the Units to other buyers or redeem the Units by tendering them to the Trustee. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices for Units.

    The Sponsors may discontinue the secondary market for Units without prior notice if the supply of Units exceeds demand or for other business reasons. Regardless of whether the Sponsors maintain a secondary market, you have the right to redeem your Units for net asset value with the Trustee at any time, as described above.

TRUST TERMINATION

    Notice of impending termination of each Portfolio will be provided to investors. A proportional share of the expenses associated with termination, including brokerage costs incurred in disposing of Securities, will be borne by investors remaining at that time. These expenses will reduce the amount of cash or Securities those investors are to receive in any final distribution.

    Upon termination of a Portfolio, the Trustee will distribute the Securities and any cash in the Portfolio to a distribution agent that will act as agent for the investors. Unless an investor elects to receive an in-kind distribution of Securities, as discussed below, the distribution agent will, as promptly as practicable, sell the investor's pro rata share of the Securities and distribute to the investor the proceeds of the sale, less brokerage and other related expenses, and the investor's pro rata share of any cash from the Portfolio.

    Any investor holding units at the termination of the Portfolio may, by written notice to the Trustee at least ten business days prior to termination, elect to received an in kind distribution of the investor's pro rata share of the Securities remaining in the Portfolio at that time (net of the investor's share of expenses). Fractional shares of Securities will be sold by the distribution agent and the net proceeds distributed to investors. Investors subsequently selling Securities received in kind will incur brokerage costs at that time which may exceed the value of any tax deferral obtained through the in-kind distribution. Securities received in an in-kind termination distribution may not be contributed to acquire units of another Series.

ROLLOVER

    In lieu of redeeming their units or receiving liquidation proceeds in cash or in kind upon termination of a Portfolio, investors who hold their Units with one of the Sponsors may elect, by contacting their financial adviser prior to the rollover notification date indicated in Part A, to exchange their Units in the Portfolio for units of next year's corresponding Select Ten International Portfolio (if available). No election to roll over may be made prior to 30 days before the date of the rollover, and any rollover election will be revocable at any time prior to the date of the rollover. It is expected that the terms of the new portfolio will be substantially the same as those of the Portfolio.

    The rollover of an investor's Units is intended to be effected in a manner that will not result in the recognition of either gain or loss for U.S. federal income tax purposes with respect to Securities that are included in the new portfolio ('Duplicated Securities'). Units held by an investor who elects the rollover option will be redeemed through an in-kind distribution to a distribution agent of the investor's pro rata share of Securities. The distribution agent will then adjust the Securities distributed to the investor so that its composition matches the investment profile of the new portfolio. This adjustment will involve the sale of non-Duplicated Securities and, possibly, of a portion of certain Duplicated Securities in order to rebalance the portfolio, and the purchase of replacement Securities. Any excess sales proceeds, net of sales related expenses, will be distributed to the investor. After this adjustment the distribution agent will make an in-kind contribution of the adjusted Securities to the new portfolio. Upon receipt of the in-kind contribution, the trustee of the new portfolio will issue the appropriate number of units in the new portfolio to the investor.

    An investor who elects the rollover option will recognize capital gain or loss with respect to the Securities, including fractional Securities, sold by the distribution agent, but will not recognize gain or loss with respect to the Duplicated Securities that are contributed in kind to the new portfolio. The Sponsors intend to provide investors with information that will assist them in determining their tax liability on an eventual sale of the Duplicated Securities.

    The Sponsors intend to cause the distribution agent to sell those Securities that will not be contributed to the new portfolio, and then to create units of the new portfolio, in each case as quickly as possible subject to the Sponsors' sensitivity that the concentrated sale and purchase of large volumes of securities may affect market prices in a manner adverse to the interest of investors. Accordingly, the Sponsors may, in their sole discretion, undertake a more gradual sale of Securities and a more gradual creation of units of the new portfolio to help mitigate any negative market price consequences caused by this large volume of securities trades. In order to minimize potential losses caused by market movement during the rollover period, the Sponsors may enter into program trades, which may increase brokerage commissions payable by investors. There can be no assurance, however, that any trading procedures will be successful or might not result in less advantageous prices. Pending the investment of rollover proceeds in securities to comprise the new portfolio, those moneys may be uninvested for several days.

    Investors who participate in the rollover will not be entitled to receive a cash distribution with which to pay any taxes incurred as a result of the rollover procedure. Investors who do not participate in the rollover or otherwise redeem their Units will continue to hold their Units until the termination of the Portfolio; however, depending upon the extent of participation in the rollover, the aggregate size of the Portfolio will be reduced which could result in an increase in per Unit expenses.

    The Sponsors may, in their sole discretion and without penalty or liability to investors, decide not to sponsor new 1999 International portfolios or to modify the terms of the rollover. Prior notice of any decision would be provided to investors.

    The Division of Investment Management of the SEC is of the view that the rollover option constitutes an 'exchange offer' for the purposes of Section 11(c) of the Investment Company Act of 1940, and would therefore be prohibited absent an exemptive order. The Sponsors have received exemptive orders under
Section 11(c) which they believe permit them to offer the rollover, but no assurance can be given that the SEC will concur with the Sponsors' position and additional regulatory approvals may be required.

INCOME, DISTRIBUTIONS AND REINVESTMENT

INCOME AND DISTRIBUTIONS

    The annual U.S. dollar income per Unit that is earned by a Portfolio, after deducting estimated annual Portfolio expenses per Unit, will depend primarily upon the amount of dividends declared and paid by the issuers of the Securities, fluctuations in U.S. dollar exchange rates and changes in the expenses of the Portfolio and, to a lesser degree, upon the level of purchases of additional Securities and sales of Securities. There is no assurance that dividends on the Securities will continue at their current levels or be declared at all.

    Each Unit in a Portfolio receives an equal share of distributions of dividend income on the Securities in that Portfolio net of estimated expenses. Because dividends on the Securities are not received at a constant rate throughout the year, any distribution may be more or less than the amount then credited to the Income Account. Dividends received are credited to an Income Account in the relevant foreign currency and converted into U.S. dollars at the current exchange rate upon declaration of a Portfolio distribution. Other receipts are credited to a Capital Account after conversion into U.S. dollars at the current rate. A Reserve Account may be created by withdrawing from the Income and Capital Accounts amounts considered appropriate by the Trustee to reserve for any material amount that may be payable out of a Portfolio. Funds held by the Trustee in the various accounts do not bear interest. In addition, distributions of amounts necessary to pay the Deferred Sales Charge will be made from the Capital Account to an account maintained by the Trustee for purposes of satisfying investors' sales charge obligations. Although the Sponsors may collect the Deferred Sales Charge monthly, to keep Units more fully invested the Sponsors currently do not anticipate sales of Securities to pay the Deferred Sales Charge until after the rollover notification date. Proceeds of the disposition of any Securities not used to pay Deferred Sales Charge or to redeem Units will be held in the Capital Account and distributed on the final Distribution Day or following liquidation of the Portfolios.

REINVESTMENT

    Principal and income distributions on Units may be reinvested by participating in the reinvestment plan. Under the plan, the Units acquired for investors will be either Units already held in inventory by the Sponsors or new Units created by the Sponsors' deposit of additional Securities, contracts to purchase additional Securities or cash (or a bank letter of credit in lieu of cash) with instructions to purchase additional Securities. Deposits or purchases of additional Securities will generally be made so as to maintain the then existing proportionate relationship among the number of shares of each Security in a Portfolio. Units acquired by reinvestment will not be subject to the initial sales charge but will be subject to any remaining installments of Deferred Sales Charge. The Sponsors reserve the right to amend, modify or terminate the reinvestment plan at any time without prior notice. Investors holding Units in 'street name' should contact their broker, dealer or financial institution if they wish to participate in the reinvestment plan.

PORTFOLIO EXPENSES

    Estimated annual Portfolio expenses are listed in Part A of the Prospectus; if actual expenses exceed the estimate, the excess will be borne by the Portfolio. The estimated expenses do not include any brokerage commissions payable by the Portfolio in buying and selling Securities. Trustee fees shown in Part A of this Prospectus assume that the Portfolios will reach a size estimated by the Sponsors and are based on a sliding fee scale that reduces the per 1,000 units Trustee's fee as the size of a Portfolio increases. The Trustee's annual fee is payable in monthly installments. The Trustee also benefits when it holds cash for a Portfolio in non-interest bearing accounts. Possible additional charges include Trustee fees and expenses for extraordinary services, costs of indemnifying the Trustee and the Sponsors, costs of action taken to protect the Fund and other legal fees and expenses, Fund termination expenses and any governmental charges. The Trustee has a lien on Portfolio assets to secure reimbursement of these amounts and may sell Securities for this purpose if cash is not available. The Sponsors receive an annual fee currently estimated at $0.35 per 1,000 Units to reimburse them for the cost of providing Portfolio supervisory services. While the fee may exceed their costs of providing these services to the Portfolios, the total supervision fees from all Series of Defined Asset Funds will not exceed their costs for these services to all of those Series during any calendar year. The Sponsors may also be reimbursed for their costs of providing bookkeeping and administrative services to Defined Asset Funds, currently estimated at $0.10 per 1,000 Units. The Trustee's and Sponsors' fees may be adjusted for inflation without investors' approval.

    Expenses incurred in establishing the Portfolios, including the cost of the initial preparation of documents relating to the Portfolios, any foreign trading costs (including commissions, custodial fees and stamp taxes), Federal and State registration fees, the initial fees and expenses of the Trustee, legal expenses and any other out-of-pocket expenses, will be paid by the Portfolios and amortized over the life of the Portfolios. Advertising and selling expenses will be paid from the Underwriting Account at no charge to the Portfolios. Defined Asset Funds can be a cost-effective way to purchase and hold investments. Annual operating expenses are generally lower than for managed funds. Because Defined Asset Funds have no management fees, limited transaction costs and no ongoing marketing expenses, operating expenses are generally less than 0.25% a year. When compounded annually, small differences in expense ratios can make a big difference in your investment results.

TAXES

U.S. TAXATION

    The following discussion addresses only the tax consequences of Units held as capital assets and does not address the tax consequences of Units held by persons with special tax circumstances, such as dealers, financial institutions, insurance companies or former U.S. citizens or long term residents.

    As used herein, the term 'U.S. Investor' means an owner of a Unit in the United Kingdom Portfolio, Hong Kong Portfolio or Japan Portfolio that is, for United States federal income tax purposes, (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof, or (iii) an estate or trust the income of which is subject to United States federal income taxation regardless of its source. An investor that is not a U.S. Investor but whose income from a Unit is effectively connected with such Investor's conduct of a United States trade or business will generally be taxed in the same manner as a U.S. Investor but should consult his or its tax adviser in this regard.

    The following discussion relates only to U.S. Investors. Since the Portfolios hold only Securities of non-U.S. issuers, it is expected that income earned by investors who are not U.S. Investors will not be treated as U.S.-source income and should not be subject to any U.S. withholding tax.

    In the opinion of Davis Polk & Wardwell, special counsel for the Sponsors, under existing law:

       The Portfolios are not associations taxable as corporations for federal income tax purposes. Each U.S. Investor will be considered the owner of a pro rata portion of each Security in a Portfolio under the grantor trust rules of Sections 671-679 of the Internal Revenue Code of 1986, as amended (the 'Code'). Each U.S. Investor will be considered to have received all of the dividends paid on his pro rata portion of each Security and any exchange gain or loss resulting from the conversion into U.S. dollars of any such dividends paid in foreign currency when such amounts are received or converted by the Portfolio, regardless of whether such dividends are subject to withholding taxes or used to pay a portion of the Portfolio's expenses or whether they are automatically reinvested (see Reinvestment).

       Dividends considered to have been received by a corporate U.S. Investor will not qualify for the dividends-received deduction because the dividends-received deduction is generally only available for dividends received from domestic corporations.

       The United Kingdom Portfolio will report as gross income earned by U.S. Investors their pro rata share of dividends received by the Portfolio as well as their pro rata share of any associated U.K. tax credits (notwithstanding that it is not certain that U.S. Investors will receive any refund of U.K. taxes). Those U.S. Investors who hold Units on the relevant record date for dividends on the underlying Securities held by the United Kingdom Portfolio should be entitled, subject to applicable limitations, to either a credit or a deduction for foreign taxes legally owed with respect to such dividend payments and should consult their tax advisers in this regard. IRAs and other plans addressed below under 'Retirement Plans' should note that they are not likely to be eligible to claim any Treaty Payment (as defined below under 'United Kingdom Taxation', which provides further details).

       The Japan Portfolio will report as gross income earned by U.S. Investors their pro rata share of dividends received by the Portfolio as well as their pro rata share of the amount withheld with respect to such dividends. Those U.S. Investors who hold Units on the relevant record date for dividends on the underlying Securities held by the Japan Portfolio should be entitled, subject to applicable limitations, to either a credit or a deduction for foreign taxes legally owed with respect to such dividend payments and should consult their tax advisers in this regard. For further details, see 'Japanese Taxation' below.

       An individual U.S. Investor who itemizes deductions will be entitled to deduct his pro rata share of Portfolio expenses only to the extent that this amount together with the U.S. Investor's other miscellaneous deductions exceeds 2% of his adjusted gross income. The Code further restricts the ability of an individual U.S. Investor with an adjusted gross income in excess of a specified amount (for 1998, $124,500 or $62,250 for a married person filing a separate return) to claim itemized deductions (including his pro rata share of Portfolio expenses).

       The U.S. Investor's basis in his Units will equal the cost of his Units, including the initial sales charge. A portion of the sales charge is deferred until the termination of the Portfolio or the redemption of the Units. The proceeds received by a U.S. Investor upon such event will reflect deduction of the deferred amount (the 'Deferred Sales Charge') and a charge for organizational expenses. The annual statement and the relevant tax reporting forms received by U.S. Investors will be based upon the amounts paid to them, net of the Deferred Sales Charge and the charge for organizational expenses. Accordingly, U.S. Investors should not increase their basis in their Units by the Deferred Sales Charge or any amount used to pay organizational expenses.

       A U.S. Investor will generally recognize capital gain or loss when the U.S. Investor disposes of his Units for cash (by sale or redemption) or when the Trustee disposes of the Securities from the Portfolio. A U.S. Investor will not recognize gain or loss upon the distribution of a pro rata amount of each of the Securities by the Trustee to a U.S. Investor (or to his agent) in redemption of Units or upon termination of the Portfolio, except to the extent of cash received in lieu of fractional shares. The redeeming U.S. Investor's basis for such Securities will be equal to his basis for the same Securities (previously represented by his Units) prior to such redemption, and his holding period for such Securities will include the period during which he held his Units. Capital gain on a disposition of Units or Securities by U.S. Investors will generally be U.S. source income. Any foreign currency gain or loss with respect to an investment in the Portfolio will generally be treated as ordinary income or loss.

       A U.S. investor who elects to roll over into a new portfolio (a 'rollover investor') will not recognize gain or loss either upon the distribution of Securities by the Trustee to the distribution agent or upon the contribution of Duplicated Securities (as defined under Rollover) to the new portfolio. The rollover investor will generally recognize capital gain or loss as a consequence of the distribution agent's sale of non-Duplicated Securities. The rollover investor's basis for the Duplicated Securities that are contributed in kind to the new portfolio will be equal to his basis for the same Duplicated Securities prior to the rollover.

       Net capital gain (the excess of net long-term capital gains over net short-term capital losses) may be taxed at lower rates than ordinary income for certain individuals and other noncorporate taxpayers. A capital gain or loss is long-term if the asset is held for more than one year and short-term if held for one year or less. The deduction of capital losses is subject to limitations. The lower net capital gain tax rates will be unavailable to those noncorporate U.S. Investors who, as of the mandatory termination date (or earlier termination of a Portfolio), have held their Units for less than a year and a day. Similarly, with respect to a noncorporate rollover investor, this lower rate will be unavailable for gains on non-Duplicated Securities if, as of the beginning of the rollover period, the rollover investor has held his or her shares for less than a year and a day. Investors will not be entitled to the new 20% maximum federal tax rate for capital gains derived from a Portfolio because they will not have held their Units for more than 18 months. However, a rollover investor's holding period for the contributed Duplicated Securities will include the period during which he held an interest in the same Duplicated Securities through an investment in the Portfolio and in prior years' corresponding Select Ten International Portfolios. Investors should consult their tax advisers regarding these matters.

       Under the income tax laws of the State and City of New York, the Portfolios are not associations taxable as corporations and the income of the Portfolios will be treated as the income of the U.S. Investors in the same manner as for federal income tax purposes.

       The foregoing discussion relates only to the tax treatment of U.S. Investors with regard to federal and certain aspects of New York State and City income taxes. U.S. Investors may be subject to taxation in New York or in other U.S. or foreign jurisdictions and should consult their own tax advisers in this regard.

                                   *  *  *  *

    At the termination of a Portfolio, the Trustee will furnish to each investor an annual statement containing information relating to the dividends received by the Portfolio on the Securities, the cash proceeds received by the Portfolio from the disposition of any Security (resulting from redemption or the sale by the Portfolio of any Security), and the fees and expenses paid by the Portfolio. The Trustee will also furnish annual information returns to each investor and to the Internal Revenue Service.

UNITED KINGDOM TAXATION

    The following discussion addresses certain U.K. tax consequences of the ownership of Units of the United Kingdom Portfolio held by certain U.S. Investors only. For the U.S. tax consequences to U.S. Investors, see U.S. Taxation. The discussion does not address the tax consequences for non-U.S. investors, who should consult their own tax advisers in this respect.

    General. In the opinion of Linklaters & Paines, the Sponsors' U.K. special counsel, based on the description of the United Kingdom Portfolio in the Prospectus and on certain representations made by special U.S. counsel to the Sponsors, this summary accurately describes the material U.K. tax consequences to certain U.S. Investors in the U.K. Portfolio. This summary is based upon current U.S. law, U.K. taxation law, U.K. Inland Revenue practice, the U.S./U.K. convention relating to taxes on income and capital gains (the 'Treaty') and the U.S./U.K. estate and gift taxes convention (the 'Estate Tax Treaty'). The summary is a general guide only and is subject to any changes in any of the aforesaid after the date of this Prospectus (including changes on a retroactive basis) which may affect the tax analysis described below. Accordingly, prospective investors should consult their U.K. tax advisers as to the U.K. tax consequences of owning Units of the United Kingdom Portfolio applicable to their circumstances.

    Taxation of Dividends. Subject to the following paragraph, a U.K. resident individual who receives a dividend from a U.K. company is generally entitled to a tax credit, which is either offset against U.K. tax liabilities, or, in certain circumstances, repaid. Under the Treaty, a U.S. Investor who is resident in the U.S. for the purposes of the Treaty may be entitled to repayment of the tax credit, but such repayment is subject to U.K. withholding tax of 15% on the sum of the dividend and the tax credit.

    For dividends paid by U.K. companies before April 6, 1999, the tax credit (before such withholding) is equal to one quarter of the dividend (the 'Tax Credit Amount'). Although such a U.S. Investor who held shares directly in a U.K. company could generally claim a refund of part of the Tax Credit Amount attributable to the dividend (a 'Treaty Payment'), the ability of such a U.S. Investor in the United Kingdom Portfolio to claim a Treaty Payment is unclear where dividend payments are made to an entity such as the Fund. Accordingly, for such a U.S. Investor to be able to claim Treaty Payments, it would be necessary to agree to a special procedure with the U.K. Inland Revenue in advance. In the absence of agreeing to such a procedure, U.S. Investors may not in practice be able to claim a Treaty Payment from the U.K. Inland Revenue.

    For dividends paid by a U.K. company on or after April 6, 1999, the tax credit is to be reduced to one-ninth of the dividend. U.S. investors should note that it will not thereafter be possible to claim a Treaty Payment in respect of dividends paid on or after April 6, 1999 on the securities listed in FT Index held in the 'United Kingdom Portfolio'.

    A U.K. company may elect for a dividend paid before April 6, 1999 to be a 'foreign income dividend' rather than an ordinary dividend. No tax credits are attributable to such foreign income dividends. No such election may be made in respect of dividends paid by a U.K. corporation on or after April 6, 1999.

    Taxation of Capital Gains. U.S. Investors who are neither resident nor ordinarily resident in the U.K. will not be liable for U.K. tax on gains arising on the disposal of Units unless the Units are used, held or acquired for the purposes of a trade, profession or vocation carried on in the U.K. through, or for the purposes of, a permanent establishment or fixed base as defined in the Treaty.

    U.K. Inheritance Tax. Individual U.S. Investors who are domiciled in the U.S. (as defined by the Estate Tax Treaty) and who are not U.K. nationals (as defined by the Estate Tax Treaty) will generally not be subject to U.K. inheritance tax on death or on lifetime gifts of Units in the United Kingdom Portfolio provided that any applicable U.S. federal gift or estate tax is paid, unless the Units are part of the business property of U.K. permanent establishments or pertain to U.K. fixed bases used for the performance of personal services. Where the Units have been settled on trust, the Units will generally not be subject to U.K. inheritance tax unless the settlor, at the time of settlement, was not domiciled in the U.S. or was a U.K. national provided that any applicable U.S. federal gift or estate tax is paid. In the exceptional case where Units are subject to both U.K. inheritance tax and to U.S. federal gift or estate tax, the Estate Tax Treaty generally provides for U.K. tax paid to be credited against tax payable in the U.S., or for tax paid in the U.S. to be credited against tax payable in the U.K., based on rules set out in the Estate Tax Treaty.

                                   *  *  *  *

    As mentioned in 'United Kingdom -- Taxation of Dividends' above, for a U.S. Investor to be able to claim Treaty Payments it would be necessary to agree a special procedure with the Inland Revenue in advance. The Inland Revenue operate a special procedure under which trustees of funds like the Fund may claim Treaty Payments on behalf of Investors. The Inland Revenue have agreed to such procedure in respect of the Fund, under the terms of which the Trustee may claim Treaty Payments on behalf of U.S. Investors in the United Kingdom Portfolio. The amount of any Treaty Payment obtained by the Trustee with respect to a dividend will be reflected in the net asset value of the Portfolio and will be distributed to investors on the first Distribution Date after the Treaty Payment is received by the Portfolio.

HONG KONG TAXATION

    The following discussion addresses only the Hong Kong tax consequences to investors of Units in the Hong Kong Portfolio. The taxation of non-U.S. investors in their own countries of residence as a result of their ownership, sale, exchange or other disposition of Units in the Hong Kong Portfolio will be governed by the internal tax laws of the countries of residence of the non-U.S. investors. Accordingly, non-U.S. investors should consult their tax advisers in this regard.

    The Sponsors have been advised by Johnson Stokes & Master, the Sponsors' special Hong Kong counsel, that the following summary accurately describes the Hong Kong tax consequences under existing law to all investors of Units of the Hong Kong Portfolio. This discussion is for general purposes only and assumes that the investor is not carrying on a trade, profession or business in Hong Kong and has no profits arising in or derived from Hong Kong in respect of the carrying on of such trade, profession or business. Investors should consult their tax advisers as to the Hong Kong tax consequences of ownership of the Units of the Hong Kong Portfolio applicable to their particular circumstances.

    Taxation of Dividends. Amounts in respect of dividends paid to investors of Units of the Hong Kong Portfolio are not taxable in Hong Kong and therefore will not be subject to the deduction of any withholding tax in Hong Kong.

    Profits Tax. An investor of Units of the Hong Kong Portfolio (other than a person carrying on a trade, profession or business in Hong Kong) will not be subject to Hong Kong profits tax on any gain or profits made on the realization or other disposal of his units.

    Hong Kong Estate Duty. Units of the Hong Kong Portfolio should generally not give rise to a liability to Hong Kong estate duty, if the value of the property passing on the death of a deceased that is situated in Hong Kong does not exceed HK$7.5 million. Prospective investors should consult their own tax advisers in this regard.

JAPANESE TAXATION

    The Sponsors have been advised by Tomotsune Kimura and Mitomi, the Sponsors' special Japanese counsel, that dividends paid to the Japan Portfolio by Japanese corporations will be subject to a withholding tax of 20%. Generally, a 'resident of the United States' that holds shares in a Japanese corporation and has no permanent establishment in Japan is entitled to a reduced withholding tax rate of 15% under the Convention between Japan and the United States of America for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with respect to Taxes on Income (the 'Convention') if an application signed by such resident or its agent is filed with the appropriate tax authority. The Convention defines the term 'resident of the United States' to include trusts which are treated as residents of the United States for United States income tax purposes. In light of the fact that the Japan Portfolio is not a taxable entity for federal income tax purposes (see 'Taxes--U.S. Taxation'), the Japan Portfolio would not qualify as a U.S. resident within the meaning of the Convention, and consequently, each investor in the Japan Portfolio will be treated as the recipient of his pro rata share of dividends paid to the Japan Portfolio and will be required to file the specified application in order to benefit from the reduced withholding rate. The national tax authority of Japan takes the position that the Trustee may not file the required application on behalf of the investors. Accordingly, investors may not in practice be able to benefit from the reduced withholding rate provided by the Convention. In addition, Japanese gift and inheritance taxes may be imposed with respect to Units of the Japan Portfolio upon legatees, heirs or donees of individuals who are holders thereof.

    Securities transaction taxes will be imposed in the event of sales of portfolio securities within Japan, currently at the rate of 0.21% of the sales prices thereof. However, gains derived from sales of portfolio securities within Japan will not be subject to Japanese income tax, assuming that the transferor does not have a permanent establishment in Japan.

                                   *  *  *  *

    The aforesaid discussion addresses the Japanese tax consequences to residents of the United States (within the meaning of the Convention) of holding Units of the Japan Portfolio. The discussion does not address the tax consequences to an investor who is a non-resident of the United States. Accordingly, such a non-resident investor should consult his own tax adviser in this respect.

RETIREMENT PLANS

    This Series of Equity Income Fund may be well suited for purchase by Individual Retirement Accounts ('IRAs'), Keogh plans, pension funds and other qualified retirement plans, certain of which are briefly described below. Generally, capital gains and income received in each of the foregoing plans are exempt from federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special 5 or 10 year averaging (prior to the year 2000) or tax-deferred rollover treatment. Investors holding IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions. Investors considering participation in any of these plans should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any of these plans. These plans are offered by brokerage firms, including the Sponsor of this Fund, and other financial institutions. Fees and charges with respect to such plans may vary.

    Retirement Plans for the Self-Employed--Keogh Plans. Units may be purchased by retirement plans established for self-employed individuals, partnerships or unincorporated companies ('Keogh plans'). The assets of a Keogh plan must be held in a qualified trust or other arrangement which meets the requirements of the Code. Keogh plan participants may also establish separate IRAs (see below) to which they may contribute up to an additional $2,000 per year ($4,000 in a spousal account).

    Individual Retirement Account--IRA. Any individual can establish an IRA or make use of a qualified IRA arrangement for the purchase of Units of the Fund. Any individual (including one covered by an employer retirement plan) can make a contribution to an IRA equal to the lesser of $2,000 ($4,000 in a spousal account) or 100% of earned income; the investment must be made in cash. However, the deductible amount of a contribution by an individual covered by an employer retirement plan will be reduced if the individual or the individual's spouse is covered by an employer maintained retirement plan and the individual's adjusted gross income exceeds $25,000 (in the case of a single individual), $40,000 (in the case of a married individual filing a joint return) or $200 (in the case of a married individual filing a separate return). These income threshholds will gradually be increased by the year 2004 to $50,000 for a single individual and $80,000 for a married individual filing jointly. Certain transactions which are prohibited under Section 408 of the Code will cause all or a portion of the amount in an IRA to be deemed to the distributed and subject to tax at that time. Unless nondeductible contributions were made in 1987 or a later year, all distributions from an IRA will be treated as ordinary income but generally are eligible for tax-deferred rollover treatment. Taxable distributions made before attainment of age 59 1/2, except in the case of the participant's death or disability or where the amount distributed is part of a series of substantially equal periodic (at least annual) payments that are to be made over the life expectancies of the participant and his or her beneficiary, are generally subject to a surtax in an amount equal to 10% of the distribution. The 10% surtax will be waived for withdrawals for certain educational and first-time homebuyers expenses. The Taxpayer Relief Act of 1997 provides, subject to certain income limitations, for a special type of IRA under which contributions would be non-deductible but distributions would be tax-free if the account were held for at least five years and the account holder was at least 59 1/2 at the time of distribution.

    Corporate Pension and Profit-Sharing Plans. A pension or profit-sharing plan for employees of a corporation may purchase Units.

RECORDS AND REPORTS

    Each Trustee keeps a register of the names, addresses and holdings of all investors. The Trustee also keeps records of the transactions of the Portfolio, including a current list of the Securities and a copy of the Indenture, which may be inspected by investors at reasonable times during business hours.

    With each distribution, the Trustee includes a statement of the amounts of income and any other receipts being distributed. Following the termination of a Portfolio, the Trustee sends each investor of record a statement summarizing transactions in the Portfolio's accounts including amounts distributed from them, identifying Securities sold and purchased and listing Securities held and the number of Units outstanding at termination and stating the Redemption Price per 1,000 Units at termination, and the fees and expenses paid by the Portfolio, among other matters. Portfolio accounts may be audited by independent accountants selected by the Sponsors and any report of the accountants will be available from the Trustee on request.

TRUST INDENTURE

    Each Portfolio is a 'unit investment trust' created under New York law by a Trust Indenture among the Sponsors and the Trustee. This Prospectus summarizes various provisions of the Indentures, but each statement is qualified in its entirety by reference to the Indentures.

    An Indenture may be amended by the Sponsors and the Trustee without consent by investors to cure ambiguities or to correct or supplement any defective or inconsistent provision, to make any amendment required by the SEC or other governmental agency or to make any other change not materially adverse to the interest of investors (as determined in good faith by the Sponsors). An Indenture may also generally be amended upon consent of investors holding 51% of the Units. No amendment may reduce the interest of any investor in a Portfolio without the investor's consent or reduce the percentage of Units required to consent to any amendment without unanimous consent of investors. Investors will be notified of the substance of any amendment.

    The Trustee may resign upon notice to the Sponsors. It may be removed by investors holding 51% of the Units at any time or by the Sponsors without the consent of investors if it becomes incapable of acting or bankrupt, its affairs are taken over by public authorities, or if under certain conditions the Sponsors determine in good faith that its replacement is in the best interest of the investors. The resignation or removal becomes effective upon acceptance of appointment by a successor; in this case, the Sponsors will use their best efforts to appoint a successor promptly; however, if upon resignation no successor has accepted appointment within 30 days after notification, the resigning Trustee may apply to a court of competent jurisdiction to appoint a successor.

    Any Sponsor may resign so long as one Sponsor with a net worth of $2,000,000 remains. A new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If there is only one Sponsor and it fails to perform its duties or becomes incapable of acting or bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor at reasonable rates of compensation, terminate the Indentures and liquidate the Fund or continue to act as Trustee without a Sponsor. Merrill Lynch, Pierce, Fenner & Smith Incorporated has been appointed as Agent for the Sponsors by the other Sponsors.

    The Sponsors and the Trustee are not liable to investors or any other party for any act or omission in the conduct of their responsibilities absent bad faith, willful misfeasance, negligence (gross negligence in the case of a Sponsor) or reckless disregard of duty. The Indentures contain customary provisions limiting the liability of the Trustee.

MISCELLANEOUS

LEGAL OPINION

    The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors.

AUDITORS

    The Statements of Condition in Part A of the Prospectus were audited by Deloitte & Touche LLP, independent accountants, as stated in their opinion. It is included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.

TRUSTEES

    The Trustees and their addresses are stated on the back cover of the Prospectus. Each Trustee is subject to supervision by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and the State of New York Banking Department.

SPONSORS

    The Sponsors are listed on the back cover of the Prospectus. They may include Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned subsidiary of Merrill Lynch & Co., Inc.; Smith Barney Inc., an indirect wholly-owned subsidiary of The Travelers Inc.; Dean Witter Reynolds, Inc., a principal operating subsidiary of Morgan Stanley, Dean Witter, Discover & Co., and PaineWebber Incorporated, a wholly-owned subsidiary of PaineWebber Group Inc. Each Sponsor, or one of its predecessor corporations, has acted as Sponsor of a number of series of unit investment trusts. Each Sponsor has acted as principal underwriter and managing underwriter of other investment companies. The Sponsors, in addition to participating as members of various selling groups or as agents of other investment companies, execute orders on behalf of investment companies for the purchase and sale of securities of these companies and sell securities to these companies in their capacities as brokers or dealers in securities.

CODE OF ETHICS

    The Agent for the Sponsors has adopted a code of ethics requiring preclearance and reporting of personal securities transactions by its personnel who have access to information on Defined Asset Funds portfolio transactions. The code is intended to prevent any act, practice or course of conduct which would operate as a fraud or deceit on any Fund and to provide guidance to these persons regarding standards of conduct consistent with the Agent's responsibilities to the Funds.

PUBLIC DISTRIBUTION

    During the initial offering period and thereafter to the extent additional Units continue to be offered for sale to the public by means of this Prospectus, Units will be distributed directly to the public by this Prospectus at the Public Offering Price determined in the manner provided above. The Sponsors intend to qualify Units for sale in all states in which qualification is deemed necessary through the Underwriting Account and by dealers who are members of the National Association of Securities Dealers, Inc. The Sponsors do not intend to qualify Units for sale in any foreign countries and this Prospectus does not constitute an offer to sell Units in any country where Units cannot lawfully be sold.

UNDERWRITERS' AND SPONSORS' PROFITS

    Upon sale of the Units, the Underwriters, which are listed on the back cover of the Prospectus, will be entitled to receive sales charges; each Underwriters' interest in the Underwriting Account will depend on the number of Units acquired through the issuance of additional Units. The Sponsors also realize a profit or loss on deposit of the Securities equal to the difference between the cost of the Securities to the Fund (based on the aggregate value of the Securities on their date of deposit) and the purchase price of the Securities to the Sponsors plus commissions payable by the Sponsors. In addition, a Sponsor or Underwriter may realize profits or sustain losses on Securities it deposits in the Fund which were acquired from underwriting syndicates of which it was a member. During the initial offering period, the Underwriting Account also may realize profits or sustain losses as a result of fluctuations after the initial date of deposit in the Public Offering Price of the Units. In maintaining a secondary market for Units, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy Units and the prices at which they resell these Units (which include the sales charge) or the prices at which they redeem the Units. Cash, if any, made available by buyers of Units to the Sponsors prior to a settlement date for the purchase of Units may be used in the Sponsors' businesses to the extent permitted by Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsors.

PERFORMANCE INFORMATION

    Total returns, average annualized returns or cumulative returns for various periods of Strategy Stocks, the related index, the current or one or more prior Select Ten Portfolios may be included from time to time in advertisements, sales literature and reports to current or prospective investors. Total return shows changes in Unit price during the period plus reinvestment of dividends and capital gains, divided by the maximum public offering price. Average annualized returns show the average return for stated periods of longer than a year. Figures for actual Portfolios (but not Strategy Stocks or related index) reflect deduction of all Portfolio expenses and unless otherwise stated the maximum sales charge. No provision is made for any income taxes payable. Similar figures may be given for Strategy Stocks and other Select Ten Portfolios applying the Strategy to other indexes. Returns of Strategy Stocks of multiple Select Ten Strategies may also be shown on a combined basis. Investors should bear in mind that this represents past performance and is no assurance of future results of the current or any future Portfolio. Advertisements and other material distributed to prospective investors may include average annual total returns (with dividends reinvested) of equity markets in major industrialized countries over the last 10 years, as compiled by Morgan Stanley Capital International

Index. Advertisements and other material distributed to prospective investors may include the average annual compounded rate of return on selected types of assets for periods of at least 10 years, as compiled by Ibbotson Associates, compared to the rate of inflation over the same period. These materials may also compare the shrinking relative proportion of world stock market capitalization represented by U.S. markets for different years.

DEFINED ASSET FUNDS

    For decades informed investors have purchased unit investment trusts for dependability and professional selection of investments. Defined Asset Funds' philosophy is to allow investors to 'buy with knowledge' (because, unlike managed funds, the portfolio is generally fixed) and 'hold with confidence' (because the portfolio is professionally selected and regularly reviewed). Defined Asset Funds offers an array of simple and convenient investment choices, suited to fit a wide variety of personal financial goals--a buy and hold strategy for capital accumulation, such as for children's education or retirement, or regular current income consistent with the preservation of principal. Unit investment trusts are particularly suited for investors who prefer to seek long-term profits by purchasing and holding investments, rather than through active trading. Few individuals have the knowledge, resources or capital to buy and hold a diversified portfolio on their own; it would generally take a considerable sum of money to obtain the breadth and diversity that Defined Asset Funds offer. Your investment objectives may call for a combination of Defined Asset Funds.

    Defined Asset Funds reflect a buy and hold strategy that the Sponsors believe can be more effective and less expensive than active management. This strategy is premised on selection criteria and procedures, diversification and regular review by investment professionals. Various advertisements and sales literature may summarize the results of economic studies concerning how stock market movement has tended to be concentrated and how longer-term investments can tend to reduce risk.

    One of the most important investment decisions you face may be how to allocate your investments among asset classes. Diversification among different kinds of investments can balance the risks and rewards of each one. Most investment experts recommend stocks for long-term capital growth. Defined equity funds offer growth potential and some protection against inflation.

EXCHANGE OPTION

    You may exchange Fund Units for units of other Select and Focus Series and certain Equity Investor Fund series with one-or two-year terms and a combination of initial and deferred sales charges. Select and Focus Portfolios have a sales charge for first-time investors of 1% initially and annual deferred sales charges of $17.50 per 1,000 units. On exchanges, the initial sales charge is waived and units are acquired subject to any remaining deferred sales charges. Investors can also exchange units of those Portfolios and similar series of unaffiliated equity unit investment trusts for Fund Units, subject only to the Fund's remaining deferred sales charges. In the future, the Exchange Option may be extended to other series and types of trusts with similar sales charge structures.

    To make an exchange, you should contact your financial professional to find out what suitable exchange funds are available and to obtain a prospectus. You may acquire units of only those exchange funds in which the Sponsors are maintaining a market and which are lawfully for sale in the state where you reside. An exchange is a taxable event normally requiring recognition of any gain or loss on the units exchanged. However, the Internal Revenue Service may seek to disallow a loss if the portfolio of the units acquired is not materially different from the portfolio of the units exchanged; you should consult your own tax adviser. If the proceeds of units exchanged are insufficient to acquire a whole number of exchange fund units, you may pay the difference in cash (not exceeding the price of a single unit acquired).

    As the Sponsors are not obligated to maintain a market in any series, there can be no assurance that units can be exchanged. The Exchange Option may be amended or terminated at any time without notice.

SUPPLEMENTAL INFORMATION

    Upon writing or calling the Trustee shown on the back cover of this Prospectus, investors will receive without charge supplemental information about a Portfolio, which has been filed with the SEC. The supplemental information includes more detailed risk factor disclosure about the types of securities that may be part of the Portfolio and general information about the structure and operation of the Fund.

                              Defined
                              Asset FundsSM


SPONSORS AND UNDERWRITERS:         EQUITY INVESTOR FUND
Merrill Lynch,                     SELECT TEN PORTFOLIO
Pierce, Fenner & Smith IncorporatedINTERNATIONAL SERIES
Defined Asset Funds                UNITED KINGDOM PORTFOLIO 1998B
P.O. Box 9051                      HONG KONG PORTFOLIO 1998C
Princeton, NJ 08543-9051           JAPAN PORTFOLIO 1998B
(609) 282-8500
Smith Barney Inc.                  This Prospectus does not contain all of the
Unit Trust Department              information with respect to the investment
388 Greenwich Street--23rd Floor   company set forth in its registration
New York, NY 10013                 statement and exhibits relating thereto which
(212) 816-4000                     have been filed with the Securities and
PaineWebber Incorporated           Exchange Commission, Washington, D.C. under
1200 Harbor Blvd.                  the Securities Act of 1933 and the Investment
Weehawken, NJ 07087                Company Act of 1940, and to which reference
(201) 902-3000                     is hereby made. Copies of filed material can
Dean Witter Reynolds Inc.          be obtained from the Public Reference Section
Two World Trade Center--59th Floor of the Commission, 450 Fifth Street, N.W.,
New York, NY 10048                 Washington, D.C. 20549 at prescribed rates.
(212) 392-2222                     The Commission also maintains a Web site that
TRUSTEE FOR UNITED KINGDOM         contains information statements and other
AND JAPAN PORTFOLIOS:              information regarding registrants such as
The Chase Manhattan Bank           Defined Asset Funds that file electronically
Customer Service Retail Department with the Commission at http://www.sec.gov.
Bowling Green Station              ------------------------
P.O. Box 5187                      No person is authorized to give any
New York, NY 10274-5187            information or to make any representations
1-800-323-1508                     with respect to this investment company not
TRUSTEE FOR HONG KONG              contained in its registration statement and
PORTFOLIO:                         related exhibits; and any information or
The Bank of New York               representation not contained therein must not
P.O. Box 974                       be relied upon as having been authorized.
Wall Street Division               ------------------------
New York, NY 10268-0974            When Units of this Fund are no longer
1-800-221-7771                     available and for investors who will reinvest
                                   into subsequent International Select Ten
                                   Portfolios, this Prospectus may be used as a preliminary prospectus for a future series, in which case investors should note the following:
                                   Information contained herein is subject to amendment. A registration statement relating to securities of a future series has been filed with the Securities and Exchange
                                   Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.
                                   This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                                                         37617--5/98